Listing Report:Supplement No. 80 dated Oct 20, 2009 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 330207
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	23.77%	Starting borrower rate/APR:	25.77% / 28.09%	Starting monthly payment:	$241.01

Auction yield range:	8.27% - 23.77%	Estimated loss impact:	8.56%
Lender servicing fee:	1.00%	Estimated return:	15.21%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1999	Debt/Income ratio:	28%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	22 / 18	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	5y 0m
Amount delinquent:	$0	Revolving credit balance:	$5,751	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	23%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	MLBGOOD	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
OTHERS
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 415961
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	15.00%	Starting borrower rate/APR:	16.00% / 18.18%	Starting monthly payment:	$158.21

Auction yield range:	4.27% - 15.00%	Estimated loss impact:	2.16%
Lender servicing fee:	1.00%	Estimated return:	12.84%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1994	Debt/Income ratio:	21%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	15 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	2y 9m
Amount delinquent:	$0	Revolving credit balance:	$4,701	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	17%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	cainandi	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 100% )	700-720 (Latest)
Principal borrowed:	$6,500.00	< mo. late:	0 ( 0% )	640-660 (Nov-2007)
Principal balance:	$2,942.81	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Paying off last debt
I am a college graduate and?I am coming up on my?three year anniversary with my job in January.? I currently have?a Prosper loan that I have never been late on in two years.? This loan would pay off? a second loan I have, the last of my debts aside from my student loan.? The second loan has a high interest rate of about 25%.? This new loan would allow me to have one last remaining debt that would be paid off in three years which would enable me to be debt free.

Here are my Monthly Financial Details:

Net income after payroll deductions from all sources: ????$ 2600-$2800, (depending on how much overtime I work).
Mortgage/Rent: $ 1475
Electricity & Water: $ 30
Car Loan and Operating Expenses: $ 0? I drive a company car that comes with a gas card
Insurance: $ 100
Food:? $200
Cable/Internet: $ 110.? This bill goes down to $65 after the 5 payments for NFL TICKET are paid.
Credit cards and loans that won't be paid off with my Prosper loan: $ 233.? (Existing Prosper Loan, paid off in Dec 2010)
Other: $ 118 for a student loan
Total Monthly Expenses: $ 2266

I will have at least $334 left to make the payments on my Prosper loan. (2600-2266= 334)

? If you have any questions, please feel free to ask.? Thank you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426073
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jul-1997	Debt/Income ratio:	13%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	21	Length of status:	11y 6m
Amount delinquent:	$1,102	Revolving credit balance:	$4,054	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	rcr526	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	620-640 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	620-640 (Jun-2008)
Principal balance:	$2,127.12	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
consolidation
Purpose of loan:
This loan will be used to? consolidate some other?debt????

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 3,800

Monthly expenses: $
??Housing: $ 800.00
??Insurance: $ 350.00
??Car expenses: $ 0? ( company car?)
??Utilities: $ 350.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 400.00
??Other expenses: $ 300.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428643
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.32%	Starting borrower rate/APR:	31.32% / 33.72%	Starting monthly payment:	$323.83

Auction yield range:	11.27% - 30.32%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1988	Debt/Income ratio:	14%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	7y 0m
Amount delinquent:	$0	Revolving credit balance:	$41,323	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	kind-influential-loan	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Uncle Lee-Bird's Cajun Zing BBQ Sau
Purpose of loan:
This loan will be used to? Get our BBQ sauce Unlce Lee-Bird's Cajun Zing into larger stores, right now we're in 6 local independent grocers and can't get into the larger stores until we have our shelf life and nutritional tests done.? Theses are the only things holding us back from going to the major stores in our region and getting in.? We have a great product with a good price point that when people try it they really like it.? We have been selling the sauce for about 6 weeks and are in 6 stores and that is still growing.? Every store that we are in we do in-store demos and?usually avereage a case or more sold per hour, this sauce tastes like nothing else out there and that's exactly what people say.? We also have 2 other sauce that we would like to bring to market in the spring and need the same testing done for both of them.? As of now the company is supporting itself with no out of pocket money from us, but this has to change in order to grow.? This is our perfect opportunity to get a little bit of capital to move us in the next direction.??We have a facility now that will allow us to bottle more sauce faster and cheaper it's just a matter of getting all of the dry goods and testing done that is necessary to go to the larger stores.

My financial situation:
I am a good candidate for this loan because? This company will survive, succeed and grow.? There isn't someone else doing these demo's on the weekends, it's me and my husband.? There isn't someone else making this sauce it's us, nobody can tell our story and sell our sauce like we can and that is just the way it will be for the next year or more.? We already have a pretty solid customer/fan base and use every opportunity (LSU or Saints game) to market our product, pimp our product or just down right give the product away.? We have a website that will soon allow the sauce to be ordered online and drop shipped anywhere in the U.S.? www.bbqneworleans.com check it out, check out our sauce our logo and us.

Monthly net income: $ 8000

Monthly expenses: $
??Housing: $ 1,000
??Insurance: $ 250
??Car expenses: $ 550
??Utilities: $ 150
??Phone, cable, internet: $ 175
??Food, entertainment: $600?
??Clothing, household expenses $600
??Credit cards and other loans: $ 800
??Other expenses: $ 750
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429113
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$929.09

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Feb-1976	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	9 / 9	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	32	Length of status:	21y 9m
Amount delinquent:	$0	Revolving credit balance:	$38,544	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	haqq	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business working capital
Purpose of loan:
This loan will be used to
help in expanding the business by acquiring equipment.? We will also us this to have working capital.
My financial situation:
I am a good candidate for this loan because, we have been in business for the past 23 years.? We have established a niche market for our services.? Our competition is minimal.? We have established 'goodwill' through the years with a good product line and excellent customer service.

We believe we can maximize our efforts by taking advantage of the market we have developed.? This can be done by purchasing? equipment which will place more of our product on display for sale, and minimizing our returns.? We will also be able to add additional accounts, while maintaining? our level of service.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429133
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1996	Debt/Income ratio:	19%
Credit score:	620-640 (Oct-2009)	Current / open credit lines:	8 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	2y 10m
Amount delinquent:	$0	Revolving credit balance:	$503	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	3%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	0
Screen name:	AlohaWaikiki	Borrower's state:	Minnesota	Borrower's group:	Integrowth Capital Solutions
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	620-640 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	640-660 (Jun-2008)
Principal balance:	$3,228.25	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Business In Waikiki, Hawaii
Purpose of loan:
I'm going to use this loan?for opening costs of a business in Waikiki, Hawaii.? Each and every day thousands of tourists walk the streets of Waikiki;?this seed money will put me right in the heart of one of the most popular destinations on the planet.

My financial situation:
I am an excellent?candidate for this loan?as?I have?been a prosper client for over 15 months, I've never missed a payment and always have reserves (savings) for a rainy day.? I am an E-4 in the United States Air Force with a very steady paycheck and will be enlisted for at least another 4 years here in Hawaii.? I will be getting three pay raises in the next 10 months: one for increased years in service, one annual pay increase for government workers, and my promotion pay to E-5.? This pay increase will represent a 16.9% raise from 2009 to 2010.... a figure not too many Americans can compete with these days.?
As highlighted below, my income is substantially more than my outgoing monthly expenses:? Net Pay of $3700.00 and expenses of $1746.00

A final note...? On 10/18/09 I pulled my credit report and the results were:? Experian 657; Equifax 655; Transunion 646.
Monthly net income: $ 3700.00

Monthly expenses: $ 1746.00
??Housing: $ 550.00
??Insurance: $ 86.00
??Car expenses: $?300.00 (Fuel)
??Utilities: $?100.00
??Phone, cable, internet: $ 90.00
??Food, entertainment: $?179.00
??Clothing, household expenses $?179.00
??Credit cards and other loans: $ 262.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429235
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.42%	Starting borrower rate/APR:	11.42% / 15.01%	Starting monthly payment:	$32.94

Auction yield range:	4.27% - 10.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-2002	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	2 / 2	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	2	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$778	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	51%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	brightest-durability-enjoyment	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Emergency loan for family abroad.
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429245
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$210.05

Auction yield range:	17.27% - 21.00%	Estimated loss impact:	35.69%
Lender servicing fee:	1.00%	Estimated return:	-14.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1985	Debt/Income ratio:	30%
Credit score:	620-640 (Oct-2009)	Current / open credit lines:	7 / 5	Employment status:	Full-time employee
Now delinquent:	5	Total credit lines:	60	Length of status:	24y 2m
Amount delinquent:	$156	Revolving credit balance:	$10,799	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	101%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	43	Homeownership:	No
Inquiries last 6m:	3
Screen name:	coach64	Borrower's state:	Texas	Borrower's group:	Public School Teachers
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	35 ( 97% )	620-640 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	1 ( 3% )	600-620 (May-2008) 600-620 (Jun-2006) 600-620 (May-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Paying medical bills
Purpose of loan:
This loan will be used to?pay medical bills from an unexpected surgery for my husband who does not have insurance. Our 11 month old?son had?heart surgery to close a ventricular septal defect on January 14, 2009.? He is doing wonderfully.?My children and I do have insurance that paid for most of my son's surgery. In April of 2009 my husband began having vision loss in his right eye and finally decided to go to the doctor.? He works as a ranch foreman for an eye doctor, thank the Lord!??We were immediately sent to UT Southwest Medical Center in Dallas where they found a pitutary adenoma.? My husband had surgery on May 26, 2009 to remove this benign?tumor. He is?doing very well except for the vision loss in his right eye, which is permanent.? He returned to work full time in July of 2009. My husband however did not have insurance as the group insurance I have at school?is outrageous-$800-$1100 a month for spouse only!? I have never been able to afford that.? Without insurance my husband was forced to cash in part of his retirement to make a down payment?so they would treat him.? UT Southwest is offering us a settlement so that we can pay the rest of the bill incurred by surgery.??
?I found Prosper?3-4 years ago when I was trying to catch up on past due balances after having helped my son pay for college.? Prosper was the answer to many prayers!?? I would much rather borrow money from an individual that has money and would like for their money to be well invested than from a bank.?I know that individuals can understand the unexpected circumstances of life and understand that people?have feelings and they are not just a number.? One of the many things?my family and I have learned through our trials is that?people in general are so good and many of them have such a generous spirit and a willingness to help and that God takes care of us and?gives us strength to face any trial.??If you give me a chance for a loan you will not be disappointed!?

My financial situation:
I am a good candidate for this loan because? I am a good, Christian person.? I had a loan with Prosper that?was paid in full.? I am not afraid to work. I am beginning work on my real estate salesman license which will give me added income.? I have taught school and coached at the same place for 24 years and moved only 3 times in 45 years.? I am very dependable.? Thanks for considering me as an investment for your money, you will not be disappointed!

Monthly net income: $ 3400.00

Monthly expenses: $
??Housing: $ 0 part of husbands' salary
??Insurance: $ 400
??Car expenses: $ 495
??Utilities: $ 250
??Phone, cable, internet: $ 250
??Food, entertainment: $?300
??Clothing, household expenses $100
??Credit cards and other loans: $?400
??Other expenses: $ 250 gas
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429279
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1994	Debt/Income ratio:	73%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	16 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	46	Length of status:	5y 6m
Amount delinquent:	$0	Revolving credit balance:	$19,208	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	65%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	spirited-value7	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay off credit cards?

My financial situation:
I am a good candidate for this loan because I have always paid ny debts

Monthly net income: $ 2800

Monthly expenses: $
??Housing: $ 1370
??Insurance: $ 88
??Car expenses: $ 290
??Utilities: $ 145
??Phone, cable, internet: $ 45
??Food, entertainment: $ 150
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429283
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,700.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.01%	Starting borrower rate/APR:	13.01% / 15.15%	Starting monthly payment:	$90.99

Auction yield range:	4.27% - 12.01%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	May-1996	Debt/Income ratio:	36%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	21 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	54	Length of status:	11y 7m
Amount delinquent:	$0	Revolving credit balance:	$45,454	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	76%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	ryno1998	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off High Interest Credit Card

Purpose of loan:
This loan will be used to pay off high interest credit card that was used to purchase band equipment..I need to pay this card off by december or I will get hit with additional interest accrued. Currently my rate is 26.75% and this loan would knock it down and save me money each month and also save me accrued interest...

My financial situation:
I am a good candidate for this loan because Im employed full time in a very secure profession making 77,000 a year, make all my payments on time, and would have no problem paying this loan back each month...I also make additional money on the side playing in a band and make?about 200-400 a month?extra with the band that could pay this back easily...?

Monthly net income: $
4,200
Monthly expenses: $
??Housing: $ 1,800
??Insurance: $ 60
??Car expenses: $ 300
??Utilities: $ 130
??Phone, cable, internet: $ 120
??Food, entertainment: $ 50
??Clothing, household expenses $
??Credit cards and other loans: $ 400
??Other expenses: $
This leaves me around 600 extra each month after groceries, gas etc....My last loan listed expired so I am listing again, but this time at 2,700 in hopes that lowering the amount will help me get funded easier and I could pay the remaining $300 of the $3,0000 owed on the credit card?if funded..Paying this monthly payment would be a breeze....
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429295
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$84.90

Auction yield range:	17.27% - 29.00%	Estimated loss impact:	19.69%
Lender servicing fee:	1.00%	Estimated return:	9.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1987	Debt/Income ratio:	34%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	15 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	52	Length of status:	25y 11m
Amount delinquent:	$0	Revolving credit balance:	$11,158	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	Parakeet	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 93% )	680-700 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	1 ( 7% )	620-640 (Jul-2008)
Principal balance:	$720.47	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
To Pay bills
Purpose of loan:
This loan will be used to?get caught on some bills and help in the household.

My financial situation:
I am a good candidate for this loan because I have very good credit. I?am a responsible person who will pay loan on time and try not to be?late for any?payment.? My?first loan is always paid on time and has no late payments.?

Monthly net income: $ $3,508.80
Monthly expenses: $
??Housing: $ I live with my?Mom and?the house is paid for.
??Insurance: $ 300.00
??Car expenses: $ 550.52
??Utilities: $ 200.00
??Phone, cable, internet: $ 0.00
??Food, entertainment: $
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 25,000
??Other expenses: $ 0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429301
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$814.25

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-2004	Debt/Income ratio:	22%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	7y 5m
Amount delinquent:	$0	Revolving credit balance:	$2,540	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	31%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	BrownleeManagement	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchasing Income Property
Please read listing, as this is a low-risk loan. I have a great credit score and no late payments. I don't know why Prosper categorizes us as high- risk, but we are willing to pay the higher interest rate because this is such a great investment.

Purpose of loan:
This loan will be used to?

Purchase income property.? We are purchasing a duplex and triplex that are on adjoining lots. The seller is giving us a package deal for them, as the duplex only needs $2500 worth of cosmetic work, and the triplex needs more extensive repairs. The purchase price is $75,000 and the down payment is $28,000, of which we have $10,000 saved up. The seller is going to finance the property.

My financial situation:
$22,000 passive income from rental property $30,160 income from job. I have no personal or auto loans. I?ve never had any late payments on anything. The little credit card debt I have is from purchasing flooring for my personal residence and I am quickly paying it off. I am a Prosper lender.

I am a good candidate for this loan because?
I am a seasoned real estate investor and have extensive experience remodeling property.? We own four houses. One we don?t any loans against, so we are able to reinvest the rental income we collect each month.? I am young and ambitious and have gotten to where I am by being dedicated and hard working. I would like to purchase these properties to grow my real estate portfolio and increase my passive income.? Even if my properties are vacant, I have no problem paying my expenses. I have never had any late payments and my credit score keeps going up. It just went up again to 763 in October.? I have a steady job in the medical field, at a hospital that is growing. My wife?s income is over $30,000 a year.?

Thank you for looking at my listing. Bid with confidence. This is a zero-risk loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429303
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$173.33

Auction yield range:	4.27% - 14.00%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	11.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1991	Debt/Income ratio:	16%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	18 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	42	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$30,804	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	68%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	wise-punctual-asset	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off High Interest CCs

This loan will be used to pay off a high interest credit card.? About 10 years ago I got sucked into the credit card vortex through my own misuse of credit.? I kept telling myself that with my next bonus I will pay it down, or with the next tax return or the next raise, etc... It perpetuated until I realized that over the past ten years I've really only been accumulating debt, never actually?paying it down - only making minimum payments.I am determined to stop the cycle.Which brings me to this site, as this looks like a great way to help me get out of debt and to help some people make some money in the process.

You will find on my credit report that I have many open accounts, but?I always pay on time.? I have been employed in my field every day?since I graduated college in 1999 and I am also attending Kellogg School of Management working towards earning my MBA in technology management (work is paying for it).

If you put your faith in me and help fund my loan, I promise that you will be repaid in full, plus interest and you willl also have my family's undying gratitude as you will be helping us get to a much better place financially.

Please dont hesitate to ask questions, I will respond as soon as humanly possible !
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429309
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$159.04

Auction yield range:	8.27% - 24.00%	Estimated loss impact:	7.07%
Lender servicing fee:	1.00%	Estimated return:	16.93%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1996	Debt/Income ratio:	30%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	4y 0m
Amount delinquent:	$0	Revolving credit balance:	$47,518	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	123happy	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	660-680 (Latest)
Principal borrowed:	$3,900.00	< mo. late:	0 ( 0% )	660-680 (Sep-2009) 640-660 (Aug-2009) 660-680 (Jul-2009) 640-660 (Jul-2008)
Principal balance:	$2,514.51	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Updating Home
Purpose of loan:
This loan will be used to? do some updates on our home for when our Grandson comes over.

My financial situation:
I am a good candidate for this loan because? I have a good steady job.

Monthly net income: $ 2500.00

Monthly expenses: $
??Housing: $ 500.
??Insurance: $ 50.
??Car expenses: $ 50.
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429313
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.50%	Starting borrower rate/APR:	18.50% / 20.72%	Starting monthly payment:	$127.41

Auction yield range:	17.27% - 17.50%	Estimated loss impact:	18.97%
Lender servicing fee:	1.00%	Estimated return:	-1.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	8 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	57	Length of status:	3y 11m
Amount delinquent:	$0	Revolving credit balance:	$6,058	Occupation:	Doctor
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	91%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	phoenix0604	Borrower's state:	Illinois	Borrower's group:	1st and BEST for Loans
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 100% )	680-700 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	640-660 (Jan-2008) 640-660 (Jul-2007)
Principal balance:	$907.31	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off credit cards. Thanks to my credit limits being lowered and my interest rates hiking, I wish them gone.

My financial situation:
I am a good candidate for this loan because I have never missed a payment on a credit card, or any note. I take my obligations very seriously and do everything in my power to do the right thing. I have a bankruptcy on my credit from a business failure that happened eight years ago. Since then, I have purchased a house and never missed a monthly payment.

Monthly net income: $ 4300

Monthly expenses: $
??Housing: $ 1200
??Insurance: $ 120
??Car expenses: $ 675
??Utilities: $ 160
??Phone, cable, internet: $ 200
??Food, entertainment: $ 400
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 500
??Other expenses: $ 350
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429315
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.50%	Starting borrower rate/APR:	12.50% / 14.64%	Starting monthly payment:	$83.63

Auction yield range:	11.27% - 11.50%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1991	Debt/Income ratio:	18%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	4y 9m
Amount delinquent:	$0	Revolving credit balance:	$4,592	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	65%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	orderly-dedication	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
For WMI business model
Purpose of loan:
This loan will be used to start my own internet marketing business. I am joining CarbonCopyPro and Wealth Masters Institute.

My financial situation:
I am a good candidate for this loan because I always pay my debts.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429319
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,400.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.27%	Starting borrower rate/APR:	12.27% / 14.40%	Starting monthly payment:	$180.05

Auction yield range:	11.27% - 11.27%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.03%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-2007	Debt/Income ratio:	Not calculated
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	4 / 4	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	6	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$790	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	27%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	diversification-platoon	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Family help for a better future
This loan will be used to help pay off my mother's credit cards, so she be debt free and help me save to get ready to move out on my own

My financial situation: Since I am only 21 years old and is still establishing excellent credit, I am truly responsible for this loan. I take my financial serious, I am never late on payments. With a low rate on a loan, I believe it will benefit me as well towards my credit score. I am a fulltime college student with one year (2 semesters) to receive my degree. Since my mother raised 2 kids on her own, I believe it's my turn to take care of her. Since my older sister doesn't know what she wants to do with her life, I need to show her the way. I am the only child who is motivated and focused to guide my family for a better future. I am doing this for mother. Since my father was never there for me, it's in my power to be full responsible towards my actions. I am determined, so please trust me.
Financial Blueprint :

Mother dividing the payment with me

3years at my Seasonal Job - 30hrs $9hr (9months every year)

Saving Account - $8000

Checking Account - $3876

2009 Income tax ($850)

Scholarships and Grants - 2 more semesters in 2010 ($8000)

2011 - 2012 (Working 2 jobs to save up)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429321
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,600.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.33%	Starting monthly payment:	$59.46

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Nov-1993	Debt/Income ratio:	32%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	25	Length of status:	8y 2m
Amount delinquent:	$135	Revolving credit balance:	$4,227	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	blue-dinero-wildcat	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Car Transmission Trouble!
Purpose of loan:
This loan will be used to replace the transmission in my 03 Honda Accord that is used?in my?line of work as a copier technician. ?

My financial situation:
I am a good candidate for this loan because my wife and I have good jobs (I have been at my job for 8 years and my wife (with the US Postal Service)?at hers for 15 years), but not a lot of other options open to us at this time for replacing the?transmission in our 03 Honda.? We are a?christian couple and family oriented.? Thank you for?looking at our profile!???

Monthly net income: $ 5100

Monthly expenses: $ 4985
??Housing: $ 1015????
??Insurance: $ 85 Car insurance
??Car expenses: $ 860 including payments and gas
??Utilities: $ 245????????
??Phone, cable, internet: $ 270
??Food, entertainment: $ 690
??Clothing, household expenses $
??Credit cards and other loans: $ 960
??Other expenses: $ 860 (daycare/afterschool care)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429327
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-2000	Debt/Income ratio:	26%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	9 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	2y 10m
Amount delinquent:	$0	Revolving credit balance:	$47	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	brilliant-dime	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need help with moving expenses
Purpose of loan:
This loan will be used to pay for the costs of moving out-of-state.? It will be used to pay for a moving truck, supplies, security deposits, storage, and other moving expenses.

My financial situation:
I am a good candidate for this loan because I have a full time job and I'm able to make smaller monthly payments.

Monthly net income: $3200

Monthly expenses: $
??Housing: $1225
??Insurance: $135
??Car expenses: $425
??Utilities: $150
??Phone, cable, internet: $90
??Food, entertainment: $300
??Clothing, household expenses $200
??Credit cards and other loans: $750
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429331
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	8.27% - 34.00%	Estimated loss impact:	7.33%
Lender servicing fee:	1.00%	Estimated return:	26.67%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1996	Debt/Income ratio:	27%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$27,609	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	MarkTwain99	Borrower's state:	California	Borrower's group:	UCLA Alumni, Staff, and Students
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	640-660 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	660-680 (Aug-2008)
Principal balance:	$10,317.74	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
credit card hiked rates
Credit card issuer raised my rate from 7.99% to 21.99% for no reason -- no late payments. So I'm getting rid of them.

Even if I end up getting a higher rate with Prosper, I'm OK with that because:
(1) I'd rather see the interest go to individual investors rather than a company that doesn't care about its best customers
(2) With a fixed rate loan with automatic withdrawl it gives me a structured method for paying off the debt (I work well with structure!)

Only reason my scores are low is because I cancelled other cards after I paid them off -- mistake on my part -- so now my credit report shows I have two cards that are maxed out. But that's the only reason -- no late payments on anything, as my report shows. Have $75k/yr in verifiable W2 income; stable for the last 3 years. Plus approx $5-10k/yr in additional income from side work.?

Monthly net income: $ 4134
Monthly expenses: $ 3364
Housing: $ 705
Insurance: $ 120
Car lease: $ 305
Gasoline: $150
Utilities: $ 105
Phone, cable, internet: $ 120
Food, entertainment: $ 200
Clothing, misc household expenses $ 250
Other expenses: $ 100
Existing Prosper payment: $547
This Prosper payment: $212
Remaining credit cards: $550
Remaining for savings/add'l credit card principal payments: $770
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429339
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$24,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.66%	Starting borrower rate/APR:	26.66% / 28.99%	Starting monthly payment:	$975.43

Auction yield range:	8.27% - 25.66%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-1993	Debt/Income ratio:	13%
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$17,606	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	37%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	undaunted-dedication	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting Started
Purpose of loan:
This loan will be used to?fund the expansion of my business ResumesBy, a professional resume writing service.The funds will be targeted to improve my website (www.resumesby.com), increase marketing activities, cover the cost of resume writer certification programs, and pay for part-time proof reader.

My financial situation:
I am a good candidate for this loan because I have a good history of managing debt and this loan will enable me to expand my business over the next one to two years enabling me to pay down this debt within the three year loan period.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429345
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	18.49%	Starting borrower rate/APR:	19.49% / 21.72%	Starting monthly payment:	$73.81

Auction yield range:	4.27% - 18.49%	Estimated loss impact:	2.18%
Lender servicing fee:	1.00%	Estimated return:	16.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1991	Debt/Income ratio:	30%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	18 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	6y 11m
Amount delinquent:	$0	Revolving credit balance:	$69,363	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	66%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	CivilEngineer01	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Catching Up
Purpose of loan:
This loan will be used to? help pay some unexpected medical bills and auto repair for my wife's car. My wife has been on unpaid maternity leave and just went back to work this week. Her car failed inspection and needs some repairs immediately. We also have some unexpected hospital bills as a result?of our?second daughter's birth. We could?use a small loan and greatly appreciate any help?to get us through the next?month and would rather?not?utilize credit cards.?

I am a good candidate for this loan because? very steady and secure Engineering job (in the industry for +/- 20 years), same with my wife. We have NEVER been late with any bill payment, EVER and will have no problem paying this loan back in a very timely fashion.

Monthly net income: $ 4550 (Only me; wife not included)

Monthly expenses: $?2470
??Housing: $ 1000
??Insurance: $?60
??Car expenses: $ 200
??Utilities: $?80
??Phone, cable, internet: $?80
??Food, entertainment: $?200
??Clothing, household expenses $?50
??Credit cards and other loans: $?800
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429349
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,750.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$576.76

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1996	Debt/Income ratio:	33%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	5y 5m
Amount delinquent:	$0	Revolving credit balance:	$14,216	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	49%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	funds-gravity4	Borrower's state:	RhodeIsland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to? finally paying high intrest credit cards

My financial situation:
I am a good candidate for this loan because? I am a very successful salesperson with a highly respected financial institution. I have been employed by this company for nearly six years and have always been a top preformer.? I am currently an Assistant Vice President with our Business Banking Group. I have encountered some unexpected bills over the past year?and have built up some credit card debt that I finally want to get paid off for good.
.
Monthly net income: $ 5200

Monthly expenses: $ 4900
??Housing: $ 3110
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429351
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$278.73

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Oct-1985	Debt/Income ratio:	26%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	4 / 5	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	38	Length of status:	24y 11m
Amount delinquent:	$1,559	Revolving credit balance:	$3,921	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	118%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	8	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	brainy-note	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Get rid of a couple of headaches
Purpose of loan:
This loan will be used to consolidate a couple of high interest accounts that I want to payoff and close.

My financial situation:
I am a good candidate for this loan because I have been serving in the United States Navy for almost 25 years, taking assignments all over the world to do my part in protecting freedom and democracy around the world.

Monthly net income: $ 4554

Monthly expenses: $
??Housing: $ 1463
??Insurance: $ 210
??Car expenses: $745
??Utilities: $ 100
??Phone, cable, internet: $115
??Food, entertainment: $?300
??Clothing, household expenses $150?
??Credit cards and other loans: $ 661????
??Other expenses: $ 25
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429357
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Apr-1997	Debt/Income ratio:	10%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	1 / 0	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	4	Length of status:	2y 10m
Amount delinquent:	$100	Revolving credit balance:	$0	Occupation:	Laborer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	vibrant-greenback	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off bills to get ahead
Purpose of loan:
This loan will be used to pay off old bills that I thought i had taken care of. I am tring to clean up past mistakes and need some help to try to get back on the right track.

My financial situation:
I am a good candidate for this loan because while my current credit standing is not very good Im trying to get it cleaned up. I work for a private company that is going strong and expanding. I am also a full time employee that has a guarenteed 40 hour work week every week.??I also have recently paid off a 5 year loan on my car.
Monthly net income: $

Monthly expenses: $
??Housing: $ 300.00
??Insurance: $ 100.00
??Car expenses: $ 0
??Utilities: $ 120.00
??Phone, cable, internet: $ 40.00
??Food, entertainment: $ 50.00
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 75.00
??Other expenses: $ 50.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429361
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 29.81%	Starting monthly payment:	$123.23

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1995	Debt/Income ratio:	15%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	1y 9m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	19	Homeownership:	No
Inquiries last 6m:	0
Screen name:	leverage-star	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Med Bills & credit card
Purpose of loan:
To pay off my medical bills from a recent surgery I had and pay off my inactive credit card and cash advance.? I would like to be able to save money in case of an emergency.

My financial situation:
I went through extensive Sinus surgery approximately 6 months ago and have been paying off my medical bills with the minimum due.??My health insurance is not very good and have been trying stay in good credit standing with my collectors.? I have tried to reduce my luxury spending to a minimum. ?I also have a credit card that has not been active for many years but still paying the minimum due.? I have been getting cash advances but can?t seem to stop the vicious cycle of getting rid of this expense.

Monthly net income: $ 2300

Monthly expenses: $ 2347
Housing: $ 780
Renters Insurance: $25
Car insurance: $ 117?
Utilities: $ 145??
Phone, cable, internet: $ 190??
Food, gas: $ 400??
Clothing, household expenses $ 50??
Credit cards and other loans: $ 590?????????
Other expenses:?
????Medical bills: $50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429367
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,100.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.15%	Starting borrower rate/APR:	21.15% / 23.40%	Starting monthly payment:	$117.03

Auction yield range:	8.27% - 20.15%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1995	Debt/Income ratio:	22%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	4 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	7y 2m
Amount delinquent:	$0	Revolving credit balance:	$6,210	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	6	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	restorer8	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Personal Portfolio Management
Purpose of loan:
This loan will be used to decrease debt and open up more cash flow into my household by taking advantage of some early payoff options.

My financial situation:
I am a good candidate for this loan because I have job security and I pay all my expenses and financial obligations on time.????

Monthly net income: $2700?

Monthly expenses: $?????
??Housing: $1237/2 = $620
??Insurance:?$50?
??Car expenses: $310?
??Utilities: $ 60
??Phone, cable, internet: $50

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429375
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$904.72

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1990	Debt/Income ratio:	24%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	7 / 5	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	31	Length of status:	13y 3m
Amount delinquent:	$0	Revolving credit balance:	$13,025	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	56%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	8
Screen name:	parmotinc	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	2 ( 100% )	660-680 (Latest)
Principal borrowed:	$26,000.00	< mo. late:	0 ( 0% )	660-680 (Sep-2009) 660-680 (Jul-2009) 720-740 (Aug-2008) 740-760 (Jul-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	2
Description
Police Dialing 911. Help a cop!!
Purpose of loan:
The purpose of the loan is to buy more inventory for my?business.? I am?a full time Police Officer for the last 13 years.? Instead of working off duty I started a small business on the side.? ?I buy and sell cars of particular interest.? It is only part time at the moment, but will be full time when I retire from the Police Department in?7 years.? I have currently been in business for the last 5 years.? My background before joining the Police Department was at a World Challenge Corvette Race team.? I am able to identify and work on special interest vehicles.? I average around $35000/yr from my business and it is still only part time.??? I have already recieved?two Prosper loans and paid?them off on time and without any problems.? My business is doing great and I'm excited about my Prosper family helping me achieve the next level.? I thank you in advance.?

My financial situation:
I am a good candidate for this loan because? I am trustworhy and honest.? My wife is a Physical Therapist and I'm a Police Officer so we both have job security.? Our house will be paid for in?7 years from a 15 year loan.? My credit score dropped afther? the births of my?children.? With my children?having difficult births, they spent weeks in the hospital in the NIC unit, my wife had to quit working to take care of the kids.? With her out of work and the mounting medical bills added to the fact that we had to live off our credit until the children were healthy, that all took its toll on our financial situation.? It was a difficult decision, but one that was made with my children's future in mind.? ?All of the recent inquires are the result me shopping around for better insurance and better bond for my business.? They all require a credit inquiry.?You can trust me that you will not make a mistake.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429381
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,985.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.15%	Starting borrower rate/APR:	21.15% / 23.40%	Starting monthly payment:	$112.69

Auction yield range:	8.27% - 20.15%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1998	Debt/Income ratio:	27%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	8y 1m
Amount delinquent:	$0	Revolving credit balance:	$9,063	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	60%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	mquirind	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	640-660 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	620-640 (Aug-2008)
Principal balance:	$3,320.44	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Tuition loan
Purpose of loan:
I will use this loan for my last tuition payment.?I am enrolled in a graduate certificate program in International Economic Relations. Because it is a certificate program, I cannot apply for traditional student loans.

My financial situation:
I am a good candidate for this loan because I have a great record of timely payments and a stable job (which I have enjoyed for eight years). My current income would allow me to comfortably?make the payments.

Monthly net income: $ 3602
Monthly expenses: $
??Housing: $ 825
??Insurance: $?0
??Car expenses: $ 0
??Utilities: $?58
??Phone, cable, internet: $79
??Food, entertainment: $?290
??Clothing, household expenses $ 170
??Credit cards and other loans: $?910
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429387
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.32%	Starting borrower rate/APR:	31.32% / 33.72%	Starting monthly payment:	$280.66

Auction yield range:	11.27% - 30.32%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Feb-1998	Debt/Income ratio:	26%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	1y 6m
Amount delinquent:	$0	Revolving credit balance:	$11,664	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	clocking-time	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	0 ( 0% )	680-700 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	680-700 (Aug-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	0
Description
Paying off High Interest Credit
I would like this loan to pay off my high interest credit cards.? A debt consolidation will help me to save money monthly.? You can trust me to pay off this loan because i've borrowed through propsper before and paid my loan in full.? Also, I have not been late on any of my credit payments.? My credit score is high because of the amount of credit I have.

This money will allow me to get my "monthly" payments within a manageable payment.? I plan to close the accounts on the credit cards that I pay off.

My current monthly income after tax is $3,600.? This does not include my husband's income.? My credit card payments are averaging $1,500 per month including what I pay on my monthly tax payments.

This loan would really allow me to reduce my monthly spend and help me get back on track...Thanks!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429397
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.52%	Starting borrower rate/APR:	11.52% / 11.87%	Starting monthly payment:	$164.93

Auction yield range:	3.27% - 10.52%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1996	Debt/Income ratio:	14%
Credit score:	800-820 (Oct-2009)	Current / open credit lines:	17 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$7,055	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	10%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	polandsprings	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Looking to help a friend...
Purpose of loan:
This loan will be used to provide some assistance to friends with a 2-year-old child who have fallen upon some hard times due to job-restructuring.? While I have the liquid funds to loan them, I don't want to extend my own nest egg too greatly.

My financial situation:
I am a good candidate for this loan, because while my base pay is $70k, I receive annual bonuses that put my income close to or better than six-figures.? I am able to pay the loan off at any given time.? I'm just trying to provide an opportunity to some wonderful friends, with a child in the mix, who just need a little help in weathering a storm.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429403
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jul-1994	Debt/Income ratio:	29%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	53	Length of status:	13y 2m
Amount delinquent:	$2,853	Revolving credit balance:	$1,794	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	3
Screen name:	elegant-repayment	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Bill consolidation
Purpose of loan:
This loan will be used to? pay off small debts

My financial situation:
I am a good candidate for this loan because?im am employed

Monthly net income: $ 3000

Monthly expenses: $
??Housing: $ 385
??Insurance: $?151
??Car expenses: $ 150
??Utilities: $ 34
??Phone, cable, internet: $ 200
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 400
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429411
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.15%	Starting borrower rate/APR:	21.15% / 23.66%	Starting monthly payment:	$56.63

Auction yield range:	8.27% - 20.15%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1991	Debt/Income ratio:	34%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	15 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	91	Length of status:	18y 7m
Amount delinquent:	$0	Revolving credit balance:	$20,995	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	dupa1998	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	1 ( 100% )	660-680 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	640-660 (Sep-2009) 680-700 (Jul-2008) 640-660 (Jun-2008) 640-660 (Apr-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	1
Description
No Delinquent Credit
Purpose of loan:

To consolidate and pay down?debt.

My financial situation:

Single mother, working to rebuild credit score, after custody expenses.? Employed with the federal government for more than 18 years.??

Credit score is low, but as you can see, I do not have?any negative and/or?delinquent items.?

Previous proper borrower,?account paid back in less than 60 days.? There will be no problem with me paying for this?loan, if?funded.???

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429415
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$916.40

Auction yield range:	17.27% - 18.00%	Estimated loss impact:	26.00%
Lender servicing fee:	1.00%	Estimated return:	-8.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Apr-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	8 / 6	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	19	Length of status:	3y 4m
Amount delinquent:	$0	Revolving credit balance:	$32,664	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	reactor8	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Belfab Racing Products
Belfab Racing Products

The focus of this?loan is to solve the present cash-flow squeeze, and to increase profits from the present break-even level to net profits of $50.000 by the end of this year. We intend to accomplish this by focusing on modifying our website, repackaging our more popular products and to concentrate on the startup of a dealer program in which will bring sale in high volume.? The company expects its profits to steadily increase.?Margins are forecasted to be at 30%, eventually reaching 33% for the next three?years. To implement our marketing changes and maintain sufficient cash, the company will be borrowing $25,000 this year in a short-term loan. Our projected cash flow will increase our cash balance and allow us to leverage this asset to creating new opportunities. During this time, we do not expect any difficulties in maintaining sufficient sales to meet our costs. An investment in Belfab Racing Products is a high growth, reasonable risk opportunity.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429421
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.52%	Starting borrower rate/APR:	12.52% / 12.87%	Starting monthly payment:	$351.36

Auction yield range:	3.27% - 11.52%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	10.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1982	Debt/Income ratio:	Not calculated
Credit score:	800-820 (Oct-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	12y 1m
Amount delinquent:	$0	Revolving credit balance:	$1,015	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	worth-guard	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchasing automobile
Purpose of loan:
This loan will be used to? Pay for a 2003 Toyota 4runner I am purchasing from my parents. I would prefer to not withdraw the money fro savings as it's so difficult to put it back.

My financial situation:
I am a good candidate for this loan because? I have been with the same employer for 12 years and have no credit card debt, I pay my balance in full every month.
I am a very responsible individual.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429425
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.52%	Starting borrower rate/APR:	12.52% / 12.87%	Starting monthly payment:	$401.56

Auction yield range:	3.27% - 11.52%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	10.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-1975	Debt/Income ratio:	78%
Credit score:	800-820 (Oct-2009)	Current / open credit lines:	16 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	50	Length of status:	14y 9m
Amount delinquent:	$0	Revolving credit balance:	$117,697	Occupation:	Social Worker
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	49%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	p2ploan-cycle	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off Wells Fargo loan
Purpose of loan:
This loan will be used to? pay off a Wells Fargo loan. I currently owe $12,000 on the loan and the monthly payment is over $1,000. Although the loan will be paid off in the next year, I would prefer to have a lower payment spread over 3 years.

My financial situation:
I am a good candidate for this loan because?I have never missed a single payment to any creditor. My?business has provided service for over 15 years. I look forward to continued growth as I recently added a digital product that?will now be sold on my website, www.thehealthcaresystem.com.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429427
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.52%	Starting borrower rate/APR:	11.52% / 11.87%	Starting monthly payment:	$164.93

Auction yield range:	3.27% - 10.52%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1990	Debt/Income ratio:	29%
Credit score:	820-840 (Oct-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$4,164	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	15%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	shark72	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 100% )	820-840 (Latest)
Principal borrowed:	$18,000.00	< mo. late:	0 ( 0% )	820-840 (Jan-2008)
Principal balance:	$3,055.12	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Home improvement!
(Note: this is a relisting at a higher interest rate.)

Purpose of loan:
This loan will be used to do some light upgrades to our kitchen, most of which was built during the Truman administration. I'm not tearing down the whole thing; just replacing some cabinets and countertops.

My financial situation:
I am a good candidate for this loan because I have terrific credit and I'd like to keep it that way. I'm both a borrower and a lender on Prosper and late payments make me sad. That's why I don't do that! I'm gainfully employed and I enjoy using Prosper because I can get interest rates lower than credit cards.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429429
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$907.20

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jul-2001	Debt/Income ratio:	32%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	1y 6m
Amount delinquent:	$0	Revolving credit balance:	$1,179	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	36%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	peace-jet6	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Delivers wine to the gods
Purpose of loan:
This loan will be used to?
Invest into a company that I will work to death to see successful
My financial situation:Is good, I just need a little boost to make it better
I am a good candidate for this loan because?Because I have a good paying job already, and my investement will double my profits in four to five months

Monthly net income: $ 70,000.00

Monthly expenses: $
??Housing: $775.00
??Insurance: $300.00
??Car expenses: $360.00
??Utilities: $50.00
??Phone, cable, internet: $120.00
??Food, entertainment: $150.00
??Clothing, household expenses $100.00
??Credit cards and other loans: $160.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429433
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	29.22%	Starting borrower rate/APR:	30.22% / 32.60%	Starting monthly payment:	$106.43

Auction yield range:	11.27% - 29.22%	Estimated loss impact:	10.74%
Lender servicing fee:	1.00%	Estimated return:	18.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-2007	Debt/Income ratio:	Not calculated
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	2 / 2	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	4	Length of status:	1y 6m
Amount delinquent:	$0	Revolving credit balance:	$505	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	9%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	unrivaled-p2ploan4	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay off a credit card of mine and pay for moving expenses. I recently got out of the Marine Corps and am now moving to Nebraska to go to college to further my education. I plan on using this loan to safely get me there and get settled. I already have job interviews lined up and I am VERY cautious about my credit. Therefore, I give my word that all payments will be made and on time.

My financial situation:
I am a good candidate for this loan because I take my credit very seriously and I know what it is like to work for what you have. I simply need some assistance to get my credit card paid off and get to my new residence in Nebraska. I work currently as a substitute teacher and plan on going to Nebraska for college.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429435
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 30.08%	Starting monthly payment:	$61.62

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1987	Debt/Income ratio:	38%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	4 / 4	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	60	Length of status:	6y 9m
Amount delinquent:	$0	Revolving credit balance:	$5,018	Occupation:	Clerical
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	100%	Stated income:	$1-$24,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	logical-asset8	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Catching up on bills
Purpose of loan:
This loan will be used to? help pay off some bills and get caught up for a fresh start

My financial situation:
I am a good candidate for this loan because? my husband and I work hard, we just need to get current and we promise to stay that way.

Monthly net income: $ 1450.00

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429441
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	26.00%	Starting borrower rate/APR:	27.00% / 29.33%	Starting monthly payment:	$285.78

Auction yield range:	17.27% - 26.00%	Estimated loss impact:	26.50%
Lender servicing fee:	1.00%	Estimated return:	-0.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Nov-1988	Debt/Income ratio:	18%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	4y 4m
Amount delinquent:	$0	Revolving credit balance:	$6,475	Occupation:	Laborer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	88%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	a-bonafide-treasure	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
payoff credit cards
Purpose of loan:
This loan will be used to?I would use this money to consolidate some high interest credit cards. I am a very hard working single mother of two. I work at least 40 hours a week plus Saturdays and Sundays when it is available. We are very busy right now at Sikorsky, working 7 days a week. I am also putting my daughter through college and this?money would help me get back on track. I hope you will consider me for this loan.

My financial situation:
I am a good candidate for this loan because? I have a great job with plenty of overtime.

Monthly net income: $
4,480
Monthly expenses: $
??Housing: $ 1050
??Insurance: $ 180.00
??Car expenses: $ 175.00
??Utilities: $ 120.00
??Phone, cable, internet: $ 180.00
??Food, entertainment: $ 320.00
??Clothing, household expenses $
??Credit cards and other loans: $ 400.00
??Other expenses: $ 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429445
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	10.00%	Starting borrower rate/APR:	11.00% / 13.12%	Starting monthly payment:	$818.47

Auction yield range:	8.27% - 10.00%	Estimated loss impact:	6.41%
Lender servicing fee:	1.00%	Estimated return:	3.59%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1989	Debt/Income ratio:	14%
Credit score:	860-880 (Oct-2009)	Current / open credit lines:	9 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	8y 2m
Amount delinquent:	$0	Revolving credit balance:	$8,484	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	12%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	balance-accruer5	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Georges, Jazz, Blues, Rock and Roll
Hello All,?
I am in the final stages?of purchasing George's a 1937 Jazz, Blues and Rock and Roll venue in San Rafael, CA.? This club has a very high?caliber of artists that are interested in booking the venue. Some former artists include Bonnie Raitt, Huey Lewis and?the?News, The Grateful Dead, Chris Issak, Pride & Joy, etc.?

This?project is a labor of love and I will NOT be solely relying?on it's income as I have another business which I am equally passionate about Financial Corporate Recruiting.? We are expecting a monthly revenue of about 177k based on our business plan and venue seating size of 299. ?The yearly gross revenue should look like
2.6 million.?I am looking to make some tenant improvements to the space and am looking for an additional 25k in funding.?

My financial situation:
I am a good candidate for this loan because I have been successfully running Management Consulting Group Headquartered in , an IT Staffing Company. MCG supports its clients every day by matching the industries most talented IT, Mortgage, Finance & Accounting professionals with companies who need their assistance. We have been through the dot.com and bomb as well as the last two years sub prime mortgage crisis and are still doing well. On average we perform?between 5-7 million yearly in gross revenue.

Management Consulting Group (MCG) is a National Prime Vendor for clients such as Citibank, Barclays Global Investors, JPMorgan Chase, Charles Schwab, T-Mobile Wireless, Countrywide Financial, Autodesk, Aames, Capitol One, Moody?s KMV Investor Services, PMI, CitiFinancial, ?Bank of America, Wells Bank, IndyMac Bank and Matthews International Capital Management, LLC.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429447
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	23.99%	Starting borrower rate/APR:	24.99% / 27.30%	Starting monthly payment:	$397.55

Auction yield range:	17.27% - 23.99%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Aug-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	6 / 6	Employment status:	Self-employed
Now delinquent:	2	Total credit lines:	15	Length of status:	13y 7m
Amount delinquent:	$584	Revolving credit balance:	$8,179	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	GeneralContractor1997	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payroll and Operating Expenses
Purpose of loan:
This loan will be used for payroll and other expenses. We have picked up in work volume and need the capital for weekly payroll. Construction is very labor intensive therefore, we need pay for material and labor in between draws. We have seen our work load increase by 48% since August. With interest rates being at such low levels, people are taking advantage of the cost savings in new construction and remodeling work.

My financial situation:
We are a good candidate for this loan because we have been in business for over 15 years and we have a broad range of products and services we can offer. We build and renovate single family, multi-family and commercial. We pay our bills on time and take great care to establish long term relationships. Thanks for your time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429449
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-2004	Debt/Income ratio:	52%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	4 / 4	Employment status:	Part-time employee
Now delinquent:	1	Total credit lines:	5	Length of status:	0y 2m
Amount delinquent:	$189	Revolving credit balance:	$3,916	Occupation:	Student - College F...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	55%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	established-felicity	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for school
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? I have a 4500.00 first time homebuyers rebate expected anytime, a 1350 pell grant payment coming in November and a 4500. subsidized student loan coming in December.? I will pay this loan back with those funds.

Monthly net income: $ 1400.00

Monthly expenses: $
??Housing: $ 422
??Insurance: $ 80
??Car expenses: $ 370
??Utilities: $?150
??Phone, cable, internet: $ 75
??Food, entertainment: $ 160
??Clothing, household expenses $
??Credit cards and other loans: $ 39
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429453
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.15%	Starting borrower rate/APR:	21.15% / 24.31%	Starting monthly payment:	$45.30

Auction yield range:	8.27% - 20.15%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-1984	Debt/Income ratio:	29%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	14 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	46	Length of status:	9y 5m
Amount delinquent:	$0	Revolving credit balance:	$1,976	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	stnlmrtn	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	660-680 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	620-640 (Apr-2008)
Principal balance:	$1,788.85	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
paying off check advances
Purpose of loan:
This loan will be used to pay off check advances that I got to?fix my daughters car and pay the balance of her tution?

My financial situation:
I am a good candidate for this loan because I have received a promotion which included a 3500 raise per year a higher bonus plan which I will receive in December roughly 6500 to 8000 every quarter. I have one loan now and have never been late.

Monthly net income: $ 3700 plus wife income of 2900

Monthly expenses: $
??Housing: $ 937
??Insurance: $ 341
??Car expenses: $ 410
??Utilities: $ 250
??Phone, cable, internet: $ 300
??Food, entertainment: $ 550
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 1500
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429459
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	31.00%	Starting borrower rate/APR:	32.00% / 34.41%	Starting monthly payment:	$217.77

Auction yield range:	17.27% - 31.00%	Estimated loss impact:	19.82%
Lender servicing fee:	1.00%	Estimated return:	11.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-2008	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	1 / 1	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	8	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Student - College S...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	peaceful-agreement	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Money for School and other
Purpose of loan:
School Expenses, car, loans, until I start working more hours over the summer

My financial situation:
I am a good candidate for this loan because? I currently need money for school items that aren't covered by my other loans, such as books, computer, phone bill, insurance, gas, food, car parts and other extraneous expenses. I am good with my money and can work more, but getting this money can hold me off until I work more hours in the summer where I will be able to pay off everything. Everything I get from working gets spent on books and even now I don't have everything I should. So far I have two jobs lined up, and I am currently working one off and on. My situation would be different if I did not go to a school that was ranked my Discover Magazine as being in top 2 hardest work-studying universities in the states (not going to point out which one, but both are tough, already have seen many friends not make it this far). I am an engineer, so its not like I have trouble finding a job, but currently it is the time to work it. I pay for everything myself and want to keep all of my finances away from relatives. It says I am a high risk, but I a an engineer, very frugal with my money, and am careful with all my investments, car, computer, and where my money is being used. I am trying to use prosper for two reasons: I think most banks are crooked, and I believe it is a good idea that I wanted to try out to review for others that might be interested.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429473
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$19,439.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$879.34

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Mar-1998	Debt/Income ratio:	28%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	9y 4m
Amount delinquent:	$0	Revolving credit balance:	$2,516	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	11%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	Thome23	Borrower's state:	Delaware	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	760-780 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	720-740 (Jun-2008)
Principal balance:	$5,528.60	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Real Eastate development
Purpose of loan:
This Loan will be used to Complete a Apartment Complex which is expected to be completed by February 2009

My financial situation:
I am a good candidate for this loan because I have good credit history and would pay up the loan based on the income that I will earn from the Apartment. My Rental income will be $4,000 per month. Thus the ability to pay the loan back is high.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429485
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$542.29

Auction yield range:	4.27% - 17.00%	Estimated loss impact:	2.17%
Lender servicing fee:	1.00%	Estimated return:	14.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1990	Debt/Income ratio:	24%
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	15 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	0y 8m
Amount delinquent:	$0	Revolving credit balance:	$126,682	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	saver3	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
To pay off my credit cards.
Purpose of loan:
This loan will be used to pay down a higher interest credit card obtained when my wife and I decided to renovate a home in 2007.? As a result of deteriorating credit markets, from the time we purchase our home to be renovated which later converted to a construction loan, our access to additional credit disappeared.? This was not due to lowered home prices or debt to income ratios, but banks changing the combined loan to value guidelines from 95% to 80% over night.

My financial situation:
In my opinion, I am a low risk candidate for several reasons outside of the typical guidelines banks evaluate when extending credit.? The first is that I have had near excellent credit ratings my entire adult life; I have paid my bill consistently and diligently for over a decade.? The second is that I believe I make strong "calculated risk" investments.? As an example, I drew a loan from my 401k in early 2007 to renovate a home, primarily because I believed the declining real estate prices would serve a better investment the next five year than equities assuming the home was purchased correctly.? That decision saved my retirement portfolio significant downside the past twelve months while the home has decreased in value only slightly.? This is because it was bought properly and much sweat equity put into it.? Finally, I apply good decision making criteria to my professional career and a result, I have been blessed with advancing my career at an early age to leadership levels.? At a personal level, that allows my income to increase year over year and take further risk away from my inability to pay off debt.

Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429491
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-1986	Debt/Income ratio:	58%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	19 / 16	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	38	Length of status:	3y 2m
Amount delinquent:	$6,266	Revolving credit balance:	$20,365	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	55%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	9	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	payment-prophesy1	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Typhoon Ketsana / Bring family home
Purpose of loan:
I need help with consolidating my debt cause I have a Wife and Son in the Philippines that are victums of Typhoon Ketsana also known as Typhoon Ondoy. .
I need to pay off debt that I have so I can support them at this time of need and also file for the Spouse Visa here in the States so I can bring my new family home to me soon please and out of harms way.
Please help me?through this because it takes 5-6 months here in Immigration to finish paper work and then after that it can be a total of 7 to 9 months before I can have my family here with me.????
My financial situation:
I am a good candidate for this loan because I'm a very hard worker and my values are good as a person, I pay all my bills on time or before the due date always.
I was married before when I was younger and ex ruined my credit filling the limit on credit cards so I had to file for Bankruptcy which left my credit damaged and I have 2 or 3 more years before they fix my credit scores.
I have always payed bills all my life on time and never late until the divorce happened and things changed, If your a divorced person you know it's extremely hard for a person to get?started all over again, The last time I was delinquent was 6 yrs. ago.
I hope I have answered to the best of my knowledge what you needed to know but you may ask for more info. if needed.
My Listing on my Credit Report is False on all Delinquent because its from my past from Bankruptcy and is not current so my past record is still effecting me which caused me not to get Loans from bank when I was trying to consolidate and pay for my wedding and have enough to bring my Wife and Son home to me as soon as possible..
I don't have a house like it said in the report I Rent, That report is from my past when I was married the house was signed over but it stayed in my name don't know why.
Again please help me bring family home to me from this terrible Typhoon Ketsana that hit the Philippines on 9/25/09 with a body count over 400 +, And now they just got hit again with 12 mountain slides covering village up to 8 ft. in mud and water with 135+ people dieing and have two more on its way there.
Thank you for your time and effort God Bless you all for helping.
I have been searching for second job to get me out of bind and bring my new family home but at this time Companies are not yet hiring do to the Economy , So I start looking every day for a job and thats where I am at this point in time.

God Bless You who help me bring family home to me soon.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429497
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,300.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	17.50%	Starting borrower rate/APR:	18.50% / 20.72%	Starting monthly payment:	$83.73

Auction yield range:	4.27% - 17.50%	Estimated loss impact:	2.17%
Lender servicing fee:	1.00%	Estimated return:	15.33%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1982	Debt/Income ratio:	22%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	20	Length of status:	5y 9m
Amount delinquent:	$664	Revolving credit balance:	$3,490	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	26%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	6	Homeownership:	No
Inquiries last 6m:	0
Screen name:	grandma7	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	42 ( 100% )	760-780 (Latest)
Principal borrowed:	$5,150.00	< mo. late:	0 ( 0% )	740-760 (Oct-2007) 760-780 (Sep-2006)
Principal balance:	$801.31	1+ mo. late:	0 ( 0% )
Total payments billed:	42
Description
Lower Interest Rate
Purpose of loan:
I would like to use this loan to pay off an extremely high interest rate credit card.? It is actually a joint account with my daughter, who due to past mistakes, does not have a favorable credit score.? You may be familiar with this card: it is a Care Credit card used for medical/vet expenses.? It is no longer being used, but her timely monthly payments are only covering the interest.? When charges are made on this card they are initially "deferred", but after a few months if balances are not paid in full, the total interest that would have accumulated is then added in.? I have never had a card with such a high interest rate.? I would like to help my daughter get out from under this card.

I originally listed this at 3000 a couple days ago.? At that point, I?was planning to also pay my current Prosper loan off, but decided that would not be necessary.? I was hoping the lower amount would?get successfully funded, and the additional payment?will not be a problem.? I will be paying this loan from my bank account, whether or not?I receive the money from my daughter, which I have no doubt I will.??

If funded this would be my third Prosper loan, with all payments made timely to date.??A quick note on my?deliquencies:?You will notice the two "current" ones have been there since before my first Prosper loan and remain there.? As stated in my previous listings these are my husband's responsibility.? It may sound harsh, but we have some "joint" household expenses and some "individual" debt like these.?I can only assume he used me on his applications to take advantage of my good credit score at the time.? I still have a score in the upper 700s, and while I know paying these off would look much better, I do not feel these are my responsiblity.?

Thanks for your time and consideration!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429503
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.47%	Starting borrower rate/APR:	28.47% / 30.83%	Starting monthly payment:	$374.56

Auction yield range:	11.27% - 27.47%	Estimated loss impact:	10.69%
Lender servicing fee:	1.00%	Estimated return:	16.78%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-2001	Debt/Income ratio:	33%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$17,110	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	64%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	transparency-network	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Lower Debt on C Cards, Bath Remodel
Purpose of loan:
Our bathroom is old with leaking pipes and with outdated tile and a nice pink tub and toilet to match. This has been a project my family has wanted to do for a while now, but the time is now with the pipes getting worse and the tub area. My husband was out of work for a few months last year and we toke on some debt using the credit cards that I would like to roll into one payment with a lower rate.

My financial situation:
I am a good candidate for this loan because I have a secure job and a very stable work history with no gaps in employment through the years. I sometimes work a little overtime. I share the bills with my husband who also works full time.

Bills

Cable, phone, Internet - 125 a month shared
Water, Elec. Gas - 350? shared a month
Car and truck payment -? 450 shared a month
Clothes Food Entertainment - 350-450 ( we have a 2 year old)
Other expenses - 250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429509
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$361.89

Auction yield range:	11.27% - 34.00%	Estimated loss impact:	10.87%
Lender servicing fee:	1.00%	Estimated return:	23.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-1990	Debt/Income ratio:	27%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	16 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	10y 9m
Amount delinquent:	$0	Revolving credit balance:	$8,490	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	benefit-mountain	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to?This loan will be used to consolidate credit cards.Two years ago we adopted two children a brother and a sister and the agency called us recently to ask if we want to adopt another sibling that is eight months old. Our kids literally came to us with a paper bag of clothes and nothing else. We would use this loan to consolidate credit cards and buy essentials for the baby. My wife and I take our obligations very seriously and always pay our bills on time. I appreciate your consideration.

My financial situation:
I am a good candidate for this loan because?I pay my bills on time and can easily?make the payments on this loan?

Monthly net income: $ 8224.00

Monthly expenses: $
??Housing: $ 1700.00
??Insurance: $ 111.00
??Car expenses: $ 1350.00
??Utilities: $?400.00
??Phone, cable, internet: $
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 1200.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429515
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	21.02%	Starting borrower rate/APR:	22.02% / 24.28%	Starting monthly payment:	$133.70

Auction yield range:	8.27% - 21.02%	Estimated loss impact:	7.49%
Lender servicing fee:	1.00%	Estimated return:	13.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1993	Debt/Income ratio:	14%
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	3 / 3	Employment status:	Retired
Now delinquent:	0	Total credit lines:	19	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$98	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%
Delinquencies in last 7y:	8	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	poetic-exchange	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My basement was flooded :( Help...
Purpose of loan:
This loan will be used to clean out and redo my basement that was recently flooded.? I must have the work done to take out the carpet and a portion of the dry walls to prevent any mildew from growing and harming the health of my family.

My financial situation:
I am a good candidate for this loan because I own a home and I receive $1104.00 per month and do not have too many expenses. My daughter and her family live with me and I only pay a small portion of the mortgage $450.00 and I only have one credit card that I pay off usually very quickly. I am left with $600.00 a month and so I thought that this would be a good option for?me. I hope that Prosper Lenders will consider my listing.

Thank you very much in advance.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429521
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$485.31

Auction yield range:	11.27% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1999	Debt/Income ratio:	83%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	17 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	3y 10m
Amount delinquent:	$0	Revolving credit balance:	$47,574	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	felicity-genius	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Just Beat Cancer-Now On To Bills...
Purpose of loan: Pay off hospital bills from 4-years of cancer treatments
I am a happy, now-healthy, marathon running (see attached picture with my mom), cancer survivor. This loan will be used to consolidate the debt I have accumulated from costs associated with my treatment that were above what my insurance covered. Four years of treatment have been pretty pricey, especially considering I am only four years out of college.

My financial situation:Way better than it seems
I have had the same job since college. The quality of my work has kept me employed even though I have had to take a few periods of part-time pay due to my treatment. Since July, when I entered remission, I have been able to consistently work full time and my W-2's will reflect a much different year this year than the last three! Going forward it's onward and upward! ??

Monthly net income: $ 3100

Monthly expenses: $ 3000
??Housing: $ 1000
??Insurance: $ 50
??Car expenses: $ 0
??Utilities: $ included in housing
??Phone, cable, internet: $ included in housing
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 1500 (currently)
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429545
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 30.75%	Starting monthly payment:	$49.29

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1999	Debt/Income ratio:	16%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	9 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	12y 3m
Amount delinquent:	$0	Revolving credit balance:	$2,631	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	11	Homeownership:	No
Inquiries last 6m:	0
Screen name:	affluence-cargo	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
will reinvest some funds
Purpose of loan:
This loan will be used to?reinvest some funds /vac some

My financial situation:
I am a good candidate for this loan because?intend to be a longterm investor in prosper ..will trans fer funds from other sources later.will continue to work after soc? security next year ????

Monthly expenses: $
??Housing: $
??Insurance: $?
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429551
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 29.81%	Starting monthly payment:	$143.77

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1979	Debt/Income ratio:	8%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	24	Length of status:	7y 6m
Amount delinquent:	$0	Revolving credit balance:	$9,387	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	93%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	11	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	natural-liberty	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Replace the transmission in my SUV
Purpose of loan:
This loan will be used to replace the transmission in my SUV. My wife and I never buy new cars and always keep?any vehicle we purchase a very long time.

My financial situation:
I am a good candidate for this loan because I am an Army veteran and have worked continuously since I was 16 years old.

Monthly net income: $ 4,518.40

Monthly expenses: $
??Housing: $ 1600.00
??Insurance: $ 163.00
??Car expenses: $ 25.00
??Utilities: $ 350.00
??Phone, cable, internet: $ 150.00
??Food, entertainment: $ 60.00
??Clothing, household expenses $ 30.00
??Credit cards and other loans: $ 475.00
??Other expenses: $ 150.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429557
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$161.34

Auction yield range:	8.27% - 9.00%	Estimated loss impact:	8.18%
Lender servicing fee:	1.00%	Estimated return:	0.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-2003	Debt/Income ratio:	Not calculated
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	2y 10m
Amount delinquent:	$0	Revolving credit balance:	$31,692	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	31%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	efficient-bid2	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Reinvestment
Purpose of loan:
Will be used to reinvest among my network of friends and family for guaranteed higher returns. Since this will be my first loan at Prosper, I am also trying to build a good borrower history with them.

My financial situation:
I am a good candidate for this loan because I have a solid financial record. I can payback this loan from my own savings at any given time. I am a lender on Prosper and would like to now build a good borrower history. Bid with confidence.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429563
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,750.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.52%	Starting borrower rate/APR:	10.52% / 10.87%	Starting monthly payment:	$154.43

Auction yield range:	3.27% - 9.52%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	8.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	820-840 (Oct-2009)	Current / open credit lines:	12 / 10	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	27	Length of status:	4y 9m
Amount delinquent:	$0	Revolving credit balance:	$2,864	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	21%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	MGMNT	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Flipping Condo
This?economy brings opportunities that can be taken only with cash on-hand. My current financial situation is stable I have been a contractor for 7 years now and have a stable income. I have allocated a fixer upper property that will allowe me to repay this loan in a short period of time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429569
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,800.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	14.84%	Starting borrower rate/APR:	15.84% / 18.02%	Starting monthly payment:	$98.22

Auction yield range:	4.27% - 14.84%	Estimated loss impact:	2.16%
Lender servicing fee:	1.00%	Estimated return:	12.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1984	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	8 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	25	Length of status:	9y 9m
Amount delinquent:	$0	Revolving credit balance:	$13,799	Occupation:	Teacher
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	70%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	vivid-pound	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Carpet and expanding business
Purpose of loan: This loan will be used to help pay for some new carpet in my home tutoring area?and buy some new materials for my expanding tutor business
I am a good candidate for this loan because I pay all my bills on time and I would rather borrow from individuals instead of the banks
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429575
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Mar-1990	Debt/Income ratio:	35%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	18 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	46	Length of status:	8y 10m
Amount delinquent:	$0	Revolving credit balance:	$42,453	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$100,000+
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	9
Screen name:	euro-angel	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a new car for myself
Purpose of loan:
This loan will be used?for?the purchase of vehicle?

My financial situation:
I am a good candidate for this loan because i have always paid my debts on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429593
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$272.16

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jun-1988	Debt/Income ratio:	25%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	24 / 23	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	11y 4m
Amount delinquent:	$0	Revolving credit balance:	$65,237	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	7
Screen name:	Niccarla	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to consolidate my credit card bills.

My financial situation:
I am a good candidate for this loan because I pay my bills on time, all the time, and have not been deliquent in years.? I'm applying for this loan because as it stands now, the interest rates have risen on my credit cards,?making it virtually impossible to quickly pay down the balance. In addition, my credit lines have been slashed considerably which have also put a dent in my credit score making it impossible for me to get competitive interest rate.

Monthly net income: $ 5500+

Monthly expenses: $
??Housing: $ 1521
??Insurance: $ 165
??Car expenses: $ 150
??Utilities: $ 75
??Phone, cable, internet: $ 200
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 700
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429599
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1985	Debt/Income ratio:	16%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	30	Length of status:	4y 1m
Amount delinquent:	$66,193	Revolving credit balance:	$23,111	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$100,000+
Delinquencies in last 7y:	13	Homeownership:	No
Inquiries last 6m:	0
Screen name:	rawr	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New job, new reloction funds
Purpose of loan:
This loan will be used to? Relocate to Bullhead City Az. Have a new position, working in the emergency room. This position is full time with the opportunity of working overtime.

My financial situation:
I am a good candidate for this loan because? This is a reliable hospital, own by a corporation with plenty of opportunities for me to work as much as I can. I am a Registered Nurse with over 32 years of experience.

Monthly net income: $ 9680

Monthly expenses: $ 4500
??Housing: $ 1200
??Insurance: $ 250
??Car expenses: $ 300
??Utilities: $
??Phone, cable, internet: $ 300
??Food, entertainment: $ 500
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 1200
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429629
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.50%	Starting borrower rate/APR:	18.50% / 20.72%	Starting monthly payment:	$436.84

Auction yield range:	17.27% - 17.50%	Estimated loss impact:	18.97%
Lender servicing fee:	1.00%	Estimated return:	-1.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1978	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	6 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$4,392	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	28%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	awesome-ore	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt help to a USMC 2nd Lt. in Jan.
Purpose of loan:
This loan will be used to pay off my existing credit card debt that I accumulated over my college career.

My financial situation:
I am a good candidate for this loan because?I just competed USMC OCS summer 2009. I am willing to work hard to pay off my debt and can afford it on my military pay. I will be payed as an 0-1 starting in Jan 2010. I am also a good candidate because I do not have any other significant expenses.

Monthly net income: $

Monthly expenses: $
??Housing: $0
??Insurance: $0
??Car expenses: $ gas and tolls
??Utilities: $0
??Phone, cable, internet: $0
??Food, entertainment: $ 200
??Clothing, household expenses $0
??Credit cards and otherloans: $12000
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 374544
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$508.03

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1992	Debt/Income ratio:	27%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	41	Length of status:	0y 3m
Amount delinquent:	$10	Revolving credit balance:	$18,756	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	58%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Oncenforall	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Clear Credit Card Balance
Purpose of loan:
This loan will be used to pay off credit cards ASAP.

My financial situation:
I am a good candidate for this loan because I have good credit and my history should reflect this claim. My employment is new but secure with a 132 yrs. old company that makes high voltage cables for utility, submarine, aviation to name just a few. My expenses are low and I feel very confident that I will succeed in paying this loan on time and without difficulty. I only want to consolidate and pay my debt off faster.

Monthly net income: $ 3300

Monthly expenses: $
??Housing: $850
??Insurance: $ 110 Auto & Term Life
??Car expenses: $ 365 Loan TD Bank
??Utilities: $100
??Phone, cable, internet: $70
??Food, entertainment: $ 400
??Clothing, household expenses $
??Credit cards and other loans: $ 300
??Other expenses: $ None (Expendable > $1000)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 414730
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	24.45%	Starting borrower rate/APR:	25.45% / 27.76%	Starting monthly payment:	$100.00

Auction yield range:	17.27% - 24.45%	Estimated loss impact:	20.41%
Lender servicing fee:	1.00%	Estimated return:	4.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-2002	Debt/Income ratio:	3%
Credit score:	600-620 (Oct-2009)	Current / open credit lines:	1 / 2	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	11	Length of status:	6y 7m
Amount delinquent:	$1,013	Revolving credit balance:	$511	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	51%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	joehoble	Borrower's state:	Florida	Borrower's group:	NO DELINQZ
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	11 ( 100% )	600-620 (Latest)
Principal borrowed:	$1,025.00	< mo. late:	0 ( 0% )	640-660 (Oct-2008) 600-620 (Nov-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Christmas Help Needed Again Please
Thank you for taking the time to view my 2nd loan listing with prosper.com. I greatly appreciated the last time you all showed faith in my ability in the repayment of a loan. It is that time again and Christmas is getting near and unfortunatly money is tight yet again. To remind you all, I have lived in Jacksonville, FL since 1997. As you can tell from my name I am an immigrant but I have lived in the United States since the age of 5. When I turned 18 I joined the Navy where I earned a living as a diesel mechanic. I was in the Navy for a little over 10 years at which time I decided to become a civilian again. I came to Jacksonville, FL because my ex-wife's (who I was still married to at the time) family lived here. I continued my living first as a car mechanic for a short stint but soon realized that my gifts were working as a diesel mechanic. So till this day this is what I do. I have always tried to have nice Christmas?s for many years for my son, but starting 5 years ago, money began to be very tight and gifts have been very short. 4 years ago I took out my first loan at prosper.com. Now I am going into another Christmas were funds have been short again even more so and I am having a very hard time finding the funds for a nice Christmas this year. Some time ago I was listening to a radio talk show host and he started talking about Prosper.com and after investigating the site myself I made the decision to give it a shot. That was almost 4 years ago when I took out my first loan and that loan was paid off early in full. I am looking for another small loan. I have every intention to pay off this loan if I am funded. About a year ago I promised myself that I would pay off all my un-neccessary extra bills and I am happy to say that I have finally did it. Here are my current expenditures for your information

Monthly Income ??? ? ???? ??? $2695
Mortgage ???? ???? ???? ???? ????? $1033
Utilities????????????????????????????? $ 210
Car Insurance?????? ?? ????????? $ 80
Grocery and Misc? .?????????? $ 380
Child Support?? ??? ??? ? ??? ?? $ 615
Misc. Funds? ? ? ? ? ???????????? $ 377

As of October 15, 2009 I became a U.S. Citizen. Thank you for taking a look and please help.

Legend:= Winning
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428900
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1995	Debt/Income ratio:	32%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	24	Length of status:	1y 10m
Amount delinquent:	$26	Revolving credit balance:	$3,594	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	47%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	leader0	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
buying van to transport father
Purpose of loan:
This loan will be used to? transport my elderly parents to and from dialysis and doctor appointments.

My financial situation:
I am a good candidate for this loan because?I am a responsible person who believes in paying bills on time.? And my parents will help with the loan as well.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429274
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.32%	Starting borrower rate/APR:	31.32% / 33.72%	Starting monthly payment:	$259.07

Auction yield range:	11.27% - 30.32%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Apr-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	14 / 11	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	34	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$23,665	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	frankiecooper	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Adios credit cards....and high rate
?I am a Personal Trainer in Los Angeles CA. 2 years ago I set off on my own to open Pure and Simple Fitness ? a personal training business where I no longer had to share in the profits derived from training sessions. The problem: when my oldest daughter was born, much of the related expenses/everyday expenses were put on CC?s and then during the financial meltdown my available credit was reduced which triggered increasing interest, a higher debt ratio, and a lower score(Equifax has me at a 697 as of last week).
I am trying to pay off my highest interest cards. I have negotiated 5 of my cards down and closed the ones I could. It was recommended that my chances of getting a loan would be better in the 6000 range and that is why I am only asking for that amount. I figure something is better than nothing to make a dent in this.
Feel free to ask me any questions you might have, and thanks for bidding!!!

Monthly net income: $ 6600

Monthly expenses: $ 5854

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429292
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Feb-2001	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	9y 4m
Amount delinquent:	$0	Revolving credit balance:	$4,614	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	15	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	caring-payment	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pursuing my dream, need cushion!
Purpose of loan:
This loan will be used for emergency cash/household expenditures as I go through a job transition to become a personal financial advisor with a firm I've been employed with in Minneapolis since June of 2000. I will have a 6 month probationary period as I build my book of business, with commissions being paid pursuant to performance. I am most recently a Regional Director of Sales and have been consulting with financial advisors for the last 4 years.

My financial situation:
I am a good candidate for this loan because I have had good payment history the last 5 years, am a homeowner and a family man with a 5 year old and 5 month old at home. I work in the financial services industry, and financial responsibility and prudence is important to keeping my job. It's a very regulated business (FINRA/SEC) and the slightest misstep could end my career. Household expenses = $4000/month Financial Advisor Base Salary = $2500/month Commissions = TBD
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429306
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1995	Debt/Income ratio:	35%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	16 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	4y 7m
Amount delinquent:	$0	Revolving credit balance:	$4,988	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	ridingrealtor	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	680-700 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	620-640 (Jan-2008)
Principal balance:	$1,659.75	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Improvements at equestrian facilit
Purpose of loan:
Generally, this loan will be used to make improvements to my equestrian boarding/training facility.? Specifically, I will be finishing off two run in pasture shelters, building a small 18x40 barn, and completing the electrical wiring for my electric fences, arena and driveway lighting, and trough heaters.

My financial situation:
I am a good candidate for this loan because for the past five years I have been meticulous about my finances.? Previously, I was careless about paying bills.? However, I decided to make a life change in 2004.? My credit scores have greatly improved, some as much as 110 points.??Nor have I missed or had a late payment in that time.? I?have paid?off?all?small charge accounts as well. And I have one carpayment left so, as of November 2009, the car is mine!

I am also a good candidate as my boarding facility just keeps growing!?I have only been open for boarders since December 2007 and as of October 2009, we have?on average 50-70 horses, making my farm one of the biggest around.? Most importantly, my business has grown so successfully, that I was able to purchase the 60 acres of land that the farm sits on.? Previously, I was renting it, however, it came up for sale and I jumped at the chance to purchase it and was able to get a heck of a deal.??Now, I'm just trying to get these final improvements completed before winter comes.

Monthly net income: $ 3100

Monthly expenses: $
??Housing: $ 0
??Insurance: $?340
??Car expenses: $?507
??Utilities: $?90
??Phone, cable, internet: $?114
??Food, entertainment: $ 300
??Clothing, household expenses $?200
??Credit cards and other loans: $ 310
??Other expenses: $ 250

To explain the nonexistent housing expense,?we live in a house that my husband receives as part of his salary.? All housing expenses including utilities and repairs, as well as his truck payment are included as part of his salary.? We have a rental property that pays for itself.? Regarding my student loan, I have paid it down from $14,000 in 2004 to $2,100 today.?

This is my?second loan with (the first one was opened two years ago) and I really hope that this loan gets funded.?With?all of the new boarders, I had to build additional pastures and therefore, new shelters for each pasture.??Also, the small barn will be used to house horses that are sick or injured.? With Michigan's difficult economy,? luxuries such as horses are really falling by the wayside and I do a lot of rescueing and fostering with horses that are abandoned or neglected.?This has been my dream all of my life and I can hardly believe that it is finally coming true.? You are welcome to check out my facility at www.loftyambitionsfarm.com, just to make sure I am legit.? Thank you!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429310
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	23.90%	Starting borrower rate/APR:	24.90% / 27.20%	Starting monthly payment:	$198.53

Auction yield range:	11.27% - 23.90%	Estimated loss impact:	10.59%
Lender servicing fee:	1.00%	Estimated return:	13.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-1995	Debt/Income ratio:	Not calculated
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	12 / 11	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	30	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$59,541	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	blissful-ore	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
American Dreaming
Purpose of loan:
I had a great balance transfer rate on my credit card.? I realized all too late it was expiring.? I need to pay off my balance and stop paying the credit card company so much interest.? I would much rather make lower interest?payments to real?"people" and save myself some in the process.? This?loan puts us a couple steps in the right direction toward paying off our credit debts.

My financial situation:
I am a stay at home Mom.? I feel this is the best place for me.? My husband works his tail off in comission sales.? His income is steady, with his base pay.?
In the past, balance transfers were an all to easy way to pay our bills.? The low interest rates?were quite?alluring.? In the end it all adds up.? We are now in the place where we know this is not a smart way to live financially.? We are committed to paying off our debt one step at a time.
We have not missed a payment on our credit cards, paying this loan will be just the same.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429316
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$22,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$995.19

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jan-1995	Debt/Income ratio:	136%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	51	Length of status:	17y 2m
Amount delinquent:	$14,820	Revolving credit balance:	$24,251	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	6	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	burgeoning-rate	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need a New Truck
Purpose of loan:
This loan will be used to replace my work truck????????

My financial situation:
I am a good candidate for this loan because I'm stable and have working for a long time????

Monthly net income: $ 4200

Monthly expenses: $
??Housing: $ 1600
??Insurance: $ 200
??Car expenses: $
??Utilities: $ 300
??Phone, cable, internet: $ 100
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429318
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,060.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$138.42

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1994	Debt/Income ratio:	17%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	42	Length of status:	3y 6m
Amount delinquent:	$498	Revolving credit balance:	$0	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	6	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	tairob1	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	15 ( 100% )	680-700 (Latest)
Principal borrowed:	$3,060.00	< mo. late:	0 ( 0% )	560-580 (Jun-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Sure will take me a long way!
Purpose of loan:
This loan will help me wipe my slate clean! I am extremely close to ridding my credit report of deragatory accounts. I have two medical collections that are boggin me down. Though lenders don't consider them, Fair Isaac does! I need every little boost I can get to improve my score. I own my home and my ARM will adjust in November. I need any extra points I can obtain to help land me in the runnings for better mortgage products. Since I have been?paying this off here, and that off there, I have moved from paying my mortgage on the 1st, to waiting until later in the month. I have?not ever?been late (30 days) but I am not technically ontime. I would love the piece of mind knowing that my mortgage is current on the 1st of every month instead of the lingering on...?My utility bills have also accumulated. I would love to pay everyone off and just START ANEW. To have a clear credit report, no balances on utility bills, and my mortgage paid on time every month, life will be bittersweet. I would love to have a chance to redirect the way my future is headed.

My financial situation:
I am a hard worker and I love to learn. What this means is I am no stranger to overtime and I take on?odd jobs?to gain experience. I am a certified tax preparer which brings extra cash flow in the first quarter of the year. I bartend every now and again, and this is all while always keeping my eyes open for a more lucrative 9-5!

Monthly net income: $ 3200

Monthly expenses: $
??Housing: $ 1078.00
??Insurance: $?56
??Car expenses: $80.00 (gas)?
??Utilities: $?222
??Phone, cable, internet: $ 45
??Food, entertainment: $?150
??Clothing, household expenses $ 135
??Credit cards and other loans: $ 50
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429324
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	9.17%	Starting borrower rate/APR:	10.17% / 10.52%	Starting monthly payment:	$161.74

Auction yield range:	3.27% - 9.17%	Estimated loss impact:	0.61%
Lender servicing fee:	1.00%	Estimated return:	8.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Oct-1974	Debt/Income ratio:	3%
Credit score:	820-840 (Oct-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	6y 4m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	penny-recruiter	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
new capital
Purpose of loan:
This loan will be used to?provide short term liquidity while my wife and I make a personal loan of $4000 to two of our children.?

My financial situation:
I am a good candidate for this loan because?our cash flow and two household income will easily pay the interest and? principal on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429330
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	17.08%	Starting borrower rate/APR:	18.08% / 20.29%	Starting monthly payment:	$470.50

Auction yield range:	6.27% - 17.08%	Estimated loss impact:	5.30%
Lender servicing fee:	1.00%	Estimated return:	11.78%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-1994	Debt/Income ratio:	58%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	14y 4m
Amount delinquent:	$0	Revolving credit balance:	$21,677	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	52%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	dwick299	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	760-780 (Latest)
Principal borrowed:	$5,300.00	< mo. late:	0 ( 0% )	740-760 (Jun-2008)
Principal balance:	$3,320.93	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Pay off last credit card!!!
Purpose of loan:
This loan will be used to??? Pay off our last credit card!??We have went from $40,000 to $13,000 in credit card debt in the last 2 years.? We have been very dedicated and paying between $2,000 and $3,000 extra per month on our cards so this payment would be a drop in the bucket compared to what we have been paying.? We would love to be totally done with credit cards and reduce our interest rate (over 20% on the credit card we would be paying off).? Our DTI ratio looks?average becuase they arent counting my husbands income.

My financial situation:
I am a good candidate for this loan because? My husband and I have a combined income well over $150,000 a year.? Our cash flow is great - we are just wasting too much on our interest.?? We also took out a small prosper loan ($5,600) over a year ago and have always paid on time.? We have never been late on a payment of any kind for the last 10 years.? We both have good, stable jobs with a good income.? We have been been with the same employer for 10+ years and are in great shape financially - with one exception - this last credit card.?
This would help us out a lot and give me great piece of mind.??Thanks for?your consideration, your help would be much appreciate
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429334
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	May-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	3 / 3	Employment status:	Self-employed
Now delinquent:	4	Total credit lines:	22	Length of status:	7y 2m
Amount delinquent:	$33,094	Revolving credit balance:	$55,495	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	31	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	wise-abundant-openness	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvements 1 Bathroom
Purpose of loan:
Build an additional bathroom in one of my investment rental properties which will allow me to increase the rent by an additional $175 Dollars a month

My financial situation:
My husband and i make a descent amount of income, and most of mine goes into home improvements and small investments, Two lots in the west coast and lending money at low interest rates

Monthly net income: $ Including Money from rental properties and rented room it is 3800 a month

Monthly expenses: $
??Housing: $ 1600 Paid between my husband and i
??Insurance: $ 120 a month ????
??Car expenses: $ none ????
??Utilities: $ 420
??Phone, cable, internet: $ 55
??Food, entertainment: $ 600
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 480
??Other expenses: $ Most of the other expenses are covered by our children.
Please consider the benefit of the additional bathroom in a 3/1 property, with the additional revenue the loan pretty much pays for it self. Thank you for considering my needs.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429336
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$907.20

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-1993	Debt/Income ratio:	14%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	9y 3m
Amount delinquent:	$0	Revolving credit balance:	$41,634	Occupation:	Doctor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$100,000+
Delinquencies in last 7y:	7	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	blue-gain-meadow	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying old house short-sell amount
Purpose of loan:
This loan will be used to?
Pay short-sell difference.? A new house was purchased and the old house sold for much less than valued or anticipated.? The money will be used to pay difference
My financial situation:
I am a good candidate for this loan because?
I have a stable job, being with my employer for nearly 10 years in a "recession-proof" field.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429340
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jan-1997	Debt/Income ratio:	13%
Credit score:	620-640 (Oct-2009)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	46	Length of status:	11y 5m
Amount delinquent:	$0	Revolving credit balance:	$11,835	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	77%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	7
Screen name:	supervisor1	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	6 ( 75% )	620-640 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	2 ( 25% )	640-660 (Sep-2009) 640-660 (Feb-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	8
Description
Paying off credit cards
Purpose of loan:
This loan will be used to?? pay off credit cards and a personal loan to free up debt to income as well as money per month
My financial situation:
I am a good candidate for this loan because? I pay my bills on time,? I have 800 a month coming from a rental property where the mortgage is only 650.00

Monthly net income: $? 4500.00

Monthly expenses: $
??Housing: $? 1362.00
??Insurance: $? 100.00
??Car expenses: $?0
??Utilities: $?75.00
??Phone, cable, internet: $ 75.00?
??Food, entertainment: $ 175
??Clothing, household expenses $
??Credit cards and other loans: $?250.00
??Other expenses: $

I had a loan on prosper last year where I paid it off in 7 months instead of the 3 year loan I had.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429342
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-2004	Debt/Income ratio:	23%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	3y 6m
Amount delinquent:	$0	Revolving credit balance:	$656	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	1
Screen name:	sojobg12	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Military Member Needs You
Purpose of loan:
This loan will be used to?purchase a?used vehicle.??I currently do not have a vehicle, so please help me out.?

My financial situation:
I am a good candidate for this loan because I have a steady income.? I'm currently serving in the U.S. Air Force and I have 2 years and 6 months remaining on my first enlistment and I will be re-enlisting in 2012.? I pay my bills on time every month and?my credit report only shows one late payment, which was due to an error that is being handled.? In no way do I feel I'm a HR borrower,?and if allowed to prove myself you shall see.?

Monthly net income: $2,837.00

Monthly expenses: $1,315.00
??Housing: $375.00
??Insurance: $0
??Car expenses: $0
??Utilities: $70.00
??Phone, cable, internet: $120.00
??Food, entertainment: $100.00
??Clothing, household expenses $50.00
??Credit cards and other loans: $600.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429346
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,450.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.42%	Starting borrower rate/APR:	11.42% / 13.87%	Starting monthly payment:	$47.76

Auction yield range:	4.27% - 10.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1998	Debt/Income ratio:	Not calculated
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	11 / 11	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	27	Length of status:	6y 2m
Amount delinquent:	$0	Revolving credit balance:	$0	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	community-faire	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Going Back to School
Purpose of loan:
This loan will be used to help me become an RN.? I have been blessed with the ability to stay home and raise my two sons for the past 6 years, but with both of them in school now, I am ready to start reaching some personal goals.? I have always dreamed of becoming a nurse and am excited to embark upon a career that is family friendly and challenging.? Please help me realize this dream!
My financial situation:
I have been manging our family budget for the past 7 years and have never had 1 late or missed payment.? I do all our finances on the computer and pay the bills by direct debit gauranteeing that everything gets paid right on time.

Montly income after taxes: $4200
House payment: $1450
Car payment: $520
Bills (Utilities/Phones etc...): $900
Groceries and Gas: $900
Savings: $300

That leaves $130 dollars for loan repayment.? We also have some emergency saving that could be used in a pinch.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429348
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,029.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.50%	Starting borrower rate/APR:	10.50% / 12.61%	Starting monthly payment:	$163.45

Auction yield range:	4.27% - 9.50%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.37%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1999	Debt/Income ratio:	8%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$5,069	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	56%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	loan-rider7	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off High Interest Cards
Purpose of loan:
This loan will be used to pay off high interest credit cards and consolidate the debt at a lower interest rate.

My financial situation:

Monthly net income: $ 2,907.56

Monthly expenses: $ 1526.00
??Housing: $ 400.00
??Insurance: $ 69.00
??Car expenses: $ 100.00
??Utilities: $ 50.00
??Phone, cable, internet: $ 80.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 25.00
??Credit cards and other loans: $ 102.00
??Other expenses (child upport): $ 700.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429358
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Dec-2000	Debt/Income ratio:	23%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$29,137	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	7
Screen name:	sunny-leverage	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Advertising, promotion, Invertory,
Purpose of loan:
This loan will be used to help Grow my business, Advertising, promotion, Invertory, Computer, billes.
Welcome to SKBS. We specialize in getting doctors and business owners their money more quickly as well as helping them create new avenues of income. Please feel free to look through our web site to see the various systems we offer or Request a Free CD to get an overview of how we can help you. Solutions for DoctorsOur company is dedicated to helping doctors of all types increase their cash flow using new innovations in technology. On this site you will find solutions for increasing the amount of money?and speeding up the time it takes to collect that money?from both insurance companies and your patients. You will also find information on our other services that can help you increase your patient base and build your practice. Please contact us if you have any questions or if we can be of service to you. Solutions for General BusinessesBeyond assisting doctors, SKBS also specializes in helping all types of businesses increase their cash flow using next generation methods. On this site you will find solutions that will increase the amount of money you collect from customers and decrease the time it takes to collect it! Please contact us today to discover how your business may benefit from these unique services.My financial situation:

I am a good candidate for this loan because?? I have good credit, and all my bills are paid on time

Monthly net income: $
5,000

Monthly expenses: $
??Housing: $ 3421.23
??Insurance: $ 180.00
??Car expenses: $ 0.00
??Utilities: $?0
??Phone, cable, internet: $ 134.71
??Food, entertainment:$?0
??Clothing, household expenses:$?0
??Credit cards and other loans: $ 13,500.00
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429360
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,100.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	13.00%	Starting borrower rate/APR:	14.00% / 16.16%	Starting monthly payment:	$140.13

Auction yield range:	11.27% - 13.00%	Estimated loss impact:	10.28%
Lender servicing fee:	1.00%	Estimated return:	2.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-1998	Debt/Income ratio:	37%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	6 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$4,483	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	ntwcm	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	660-680 (Latest)
Principal borrowed:	$6,500.00	< mo. late:	0 ( 0% )	660-680 (May-2008)
Principal balance:	$4,026.33	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Payoff High Interest Prosper Loan
Purpose of loan:
This loan will be used to pay off the current high interest rate loan I have through prosper. I previously needed a loan because a general contractor got behind on payment and I needed to pay for some material I got for the job. Well payment from them took longer than what I was told so by the time I got the payment I needed the capital in my bank for another project. So I never was able to pay the loan back, instead I made the monthly payments.

Now, since I've been?excellent with my payments Prosper is allowing me to get another loan to payoff and eliminate the high interest loan I have through them. I have yet to miss a payment since I've had a loan. Every month Prosper reaches into my bank account and pulls out the loan payment. I would like to thank all the lenders that have lent me money and hope they will continue to help me in my quest for getting this loan paid off.

My financial situation:
I am a good candidate for this loan because I have had a loan through Prosper and have not missed a payment. This loan will eliminate my current Prosper loan and lower my monthly payment around $100. I currently make about $35,000 a year. However this is a business loan from my company so the Company will be making the payment

Monthly net income: $ 35,000

Monthly expenses: $
??Housing: $ 450
??Insurance: $ 400
??Car expenses: $ 0
??Utilities: $ 225
??Phone, cable, internet: $ 100
??Food, entertainment: $ 100
??Clothing, household expenses $
??Credit cards and other loans: $?200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429364
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.42%	Starting borrower rate/APR:	13.42% / 15.57%	Starting monthly payment:	$610.14

Auction yield range:	4.27% - 12.42%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	10.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1981	Debt/Income ratio:	23%
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	19 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$32,917	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	31%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	stable-cash	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Done With Credit Cards!
Greetings Lenders, I would much rather be paying you than the credit card companies who have all, in the past month, decided to increase my rates from really good (like 8%) to really bad (like 20%) for no reason having to do with me.? Getting in ahead of federal legislation would be my guess.? Anyway, the purpose of my loan is debt consolidation.?

I am an attorney with a good income and no late payments in many, many years, and my wife works as well.? I am responsible financially.? I have, for example, around 40% equity in my home and also own a farm property free and clear.? My wife took a year off from work to go to school, and the lack of her income resulted in some excessive use of credit cards for a while there.? She is working again in a new field and is much happier.? Time to get things back in order.?

Thank you for your time and consideration.? I will be closing most of the accounts paid off with this loan, if I am fortunate enough to receive it, and will use my year end bonus to take care of another card.??Thanks again!? I hope I will sone be in a position to be a lender on this site as well.? You are really in a position to change people's lives and make a good return at the same time,
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429376
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.65%	Starting borrower rate/APR:	26.65% / 28.98%	Starting monthly payment:	$609.57

Auction yield range:	8.27% - 25.65%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.54%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-2001	Debt/Income ratio:	31%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	3y 9m
Amount delinquent:	$0	Revolving credit balance:	$726	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	41%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	determined-fund	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
running a business
Purpose of loan:
This loan will be used to? Help buy equipment and supplys for a new business

My financial situation:
I am a good candidate for this loan because? I have stable employment, I own a home I have no judgements against me. I have decent credit
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429378
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$371.64

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1991	Debt/Income ratio:	20%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	16 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	15y 3m
Amount delinquent:	$0	Revolving credit balance:	$131,764	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	dough-plum4	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
finish basement
Purpose of loan:
This loan will be used to? Finish the basement in my existing home. I am going to do a complete finish of the basement

My financial situation:
I am a good candidate for this loan because? I have a very good annual income. I have never been late on any payments. Never defaulted on any loans. I always pay what I owe. I would appreciate any help at all on this loan request. I would consider myself trustworthy and very capable of repayment

Monthly net income: $ 25,000

Monthly expenses: $
??Housing: $ 1500
??Insurance: $?400
??Car expenses: $ 1200

??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429384
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.99%	Starting borrower rate/APR:	25.99% / 28.31%	Starting monthly payment:	$402.85

Auction yield range:	17.27% - 24.99%	Estimated loss impact:	19.44%
Lender servicing fee:	1.00%	Estimated return:	5.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	19 / 16	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	30	Length of status:	6y 1m
Amount delinquent:	$0	Revolving credit balance:	$140,534	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	stable-investment6	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
I will be paying off higher interest rate credit card debt with this loan.?

My financial situation:
I am a good candidate for a loan because I am very money conscientious and pay my bills on time.? My wife and I own a small tent and party equipment rental business which is doing great even in these rough times.? We own outright all the $125,000 of equipment for my company with no loans out for it.? When we were first starting the business there were obviously extra expenses that we ended up putting on 0%?interest credit cards.? As time went on those promotions ran out and we were just getting ahead of things with the business, but we're not in a position to pay off?all of our credit?card debt yet.??We have a new little?baby girl and it just seems like?such a waste that so much money each month is going to high interest on cards.? We would like to pay these off and put ourselves in a better position financially to actually pay?off our loans instead of just paying off interest!?

Monthly net income: $ 5,800
Monthly expenses: $ 5,450
??Housing: $ 2300
??Insurance: $ 100
??Car expenses: $?600
??Utilities: $ 250
??Phone, cable, internet: $ 100
??Food, entertainment: $?400
??Clothing, household expenses $?400
??Credit cards and other loans: $?1200
??Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429388
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.52%	Starting borrower rate/APR:	11.52% / 11.87%	Starting monthly payment:	$263.88

Auction yield range:	3.27% - 10.52%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jan-1983	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	820-840 (Oct-2009)	Current / open credit lines:	17 / 12	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	32	Length of status:	15y 11m
Amount delinquent:	$0	Revolving credit balance:	$16,470	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	17%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	loan-scientist8	Borrower's state:	Delaware	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buy a new work van.
Purpose of loan:
This loan will be used to buy a work van for my business.? I am an HVAC/R contractor and it will be my main work vehicle.? Right now I have debt on 2 credit cards that I will have payed off in the next few days from my checking accounts.? I also will have enough in my accounts and my accounts recievable to cover the cost of the van, but I would like to use this loan to pay for it and keep some cash?as a safety buffer.? I also would much rather pay interest to you than a credit card company.

My financial situation:
I am a good candidate for this loan because I have very good credit.? By the time this loan would go through, the credit cards should be paid off and I will only owe money on my mortgage and? car.? I have never been late on a loan payment, including mortgages and credit cards, in at least the last 15 years.? Before that I really don't remember.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429390
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	22.00%	Starting borrower rate/APR:	23.00% / 25.28%	Starting monthly payment:	$193.55

Auction yield range:	17.27% - 22.00%	Estimated loss impact:	26.25%
Lender servicing fee:	1.00%	Estimated return:	-4.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	May-1991	Debt/Income ratio:	19%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	21	Length of status:	19y 7m
Amount delinquent:	$1,534	Revolving credit balance:	$7,788	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	capital-poblano	Borrower's state:	Wyoming	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
get out of dedt pay off bills
Purpose of loan:
This loan will be used to? to get me out of dedt
My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 8000

Monthly expenses: $
??Housing: $ 880
??Insurance: $ 159
??Car expenses: $ 450
??Utilities: $ 30
??Phone, cable, internet: $ 70
??Food, entertainment: $?300
??Clothing, household expenses $100
??Credit cards and other loans: $ 700
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429400
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	15.00%	Starting borrower rate/APR:	16.00% / 18.18%	Starting monthly payment:	$316.41

Auction yield range:	14.27% - 15.00%	Estimated loss impact:	14.65%
Lender servicing fee:	1.00%	Estimated return:	0.35%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-1990	Debt/Income ratio:	20%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	7y 8m
Amount delinquent:	$0	Revolving credit balance:	$8,757	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	86%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	12	Homeownership:	No
Inquiries last 6m:	0
Screen name:	scout4	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? To pay off my soon to be high interest rate credit cards and cancel them once there paid off. The credit companies are getting rid of the fixed rates and going to a variable rate and I soon will not be able to make even the minimum payments.

My financial situation:
I am a good candidate for this loan because? Because I don't want to screw up my credit again.

Monthly net income: $ 3294.00

Monthly expenses: $
??Housing: $ 555
??Insurance: $ 65
??Car expenses: $ 317
??Utilities: $ 80
??Phone, cable, internet: $ 250
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $ 300 - (want loan to pay off)
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429402
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1986	Debt/Income ratio:	22%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$2,814	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	26	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	deckim	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	49 ( 100% )	600-620 (Latest)
Principal borrowed:	$8,501.00	< mo. late:	0 ( 0% )	600-620 (Jun-2008) 600-620 (May-2008) 600-620 (Apr-2008) 580-600 (Nov-2007)
Principal balance:	$1,611.17	1+ mo. late:	0 ( 0% )
Total payments billed:	49
Description
What do I have to offer
Purpose of loan:

What do I have to offer than any other HR rating is a solid payment history with Prosper.??

What I loved about Prosper was that it was real people, who understood, & did not judge, people willing to help other people, who in return received reward for a good deed done.????

I can truly understand why people are reluctant to help someone with an HR rating.? But even people with an A rating can fall victim to unforeseen circumstances.? I was an A once too.??

I have proven myself even when I was unemployed my payments were always made on time to prosper & my other obligations. I am asking for your help again because I don?t have the privilege of going through a bank.??

My HR rating is due to a bankruptcy 3 years ago. This I am not proud of & will hunt me for another 7 yrs.??

I am looking to fix my car, consolidate & get my score back were it belongs.???

Please look past the HR rating & look at my 49 on time payments for the last 3yrs. I am truly an honest hard working person.? Just trying to get ahead & keeps getting pulled down at every turn.? When I took out my 1st loan I was only 1 month out of my bankruptcy & that loan was paid in full.?

That should prove that this is a win, win for everyone involved.

I am a good candidate for this loan because?Because I have never missed a prosper payment even?when I was?unemployed for over 6 months

My financial situation:? Monthly net income: $?2300.00

Monthly expenses: $
??Housing: $ husband????
??Insurance: $ husband????
??Car expenses: $ 100.00????
??Utilities: $ husband????
??Phone, cable, internet: $ 25.00 work for company
??Food, entertainment: $ husband????
??Clothing, household expenses $ husband
??Credit cards and other loans: $?750.00
??Other expenses: $ husband
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429406
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,100.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$95.00

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-1990	Debt/Income ratio:	42%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	60	Length of status:	22y 11m
Amount delinquent:	$10,313	Revolving credit balance:	$16,407	Occupation:	Flight Attendant
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	stewmary	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	660-680 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	660-680 (Aug-2009) 660-680 (May-2008)
Principal balance:	$1,283.40	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
3 kids-college, need a little help!
Purpose of loan:
3 GIRLS IN COLLEGE! HAVE ALMOST WHOLE YEAR COVERED, JUST NEED A LITTLE BIT OF HELP!! HUSBAND IS REAL ESTATE AGENT, BUSINESS DOWN LAST YEAR BUT PICKING UP (HIS YEAR TO DATE EARNINGS OVER $40,000 WITH CLOSINGS SCHEDULED!!) PLEASE DISREGARD THE DELINQUENIES SHOWING UP, GOT BEHIND ON MORTGAGE BUT HAVE ARRANGEMENTS WITH LENDER AND HAVE 3 ON-TIME MONTHS IN A ROW. NEVER DELINQUENT WITH PROSPER-BID WITH CONFIDENCE AND GET A GREAT RETURN!!
Monthly net income: $ 4000
Monthly expenses: $
??Housing: $ 1200
??Insurance: $ 160
??Car expenses: $?500
??????Utilities: $ 85
??Phone, cable, internet: $ 90
??Food, entertainment: $ 150
Clothing, household expenses $ 50
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429412
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.52%	Starting borrower rate/APR:	12.52% / 12.87%	Starting monthly payment:	$401.56

Auction yield range:	3.27% - 11.52%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	10.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1993	Debt/Income ratio:	23%
Credit score:	840-860 (Oct-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$3,385	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	6%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	trade-thinker6	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Fixing up basement
Purpose of loan:
This loan will be used to? fix up my basement. I plan on selling my home next year.

My financial situation:
I am a good candidate for this loan because? I have great credit. I have never been late making a payment that I remember and if all goes well and i sell my house next summer I can repay the loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429420
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Apr-1996	Debt/Income ratio:	Not calculated
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	15 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	5y 4m
Amount delinquent:	$0	Revolving credit balance:	$12,322	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	37%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	familyman-sam	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
inventory for the busines
Purpose of loan:
This loan will be used to?
buy inventory for the holleydays
My financial situation:
I am a good candidate for this loan because?i could make payment
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429426
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-2003	Debt/Income ratio:	45%
Credit score:	600-620 (Oct-2009)	Current / open credit lines:	22 / 20	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	4y 11m
Amount delinquent:	$0	Revolving credit balance:	$22,845	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	50%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	vtith79	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	600-620 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	620-640 (Sep-2008) 620-640 (May-2008) 620-640 (Dec-2007) 580-600 (Feb-2007)
Principal balance:	$1,932.51	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Loan Payoff from Vangaurd Account
Purpose of loan:
This loan will be used to?payoff my loan from my retirement plan.

My financial situation:is secure. I have been at my job for 5 years working for a great privately owned company. Even with the economy as is, the company has not laid anyone off. Good job security
I am a good candidate for this loan because? I continue to pay all my accounts on time monthly

Monthly net income: $ 2900.00 + 2000.00= 4900.00 ( includes my wife's salary)

Monthly expenses: $
??Housing: $1200.00
??Insurance: $200.00
??Car expenses: $500.00
??Utilities: $350.00
??Phone, cable, internet: $100.00
??Food, entertainment: $400.00
??Clothing, household expenses $100.00
??Credit cards and other loans: $400.00
??Other expenses: $
TOTAL EXPENSES: $3250.00- $ 3400.00 per month
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429430
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-2001	Debt/Income ratio:	61%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	11 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$1,641	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	26%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	elated-income	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Adding a Bathroom
Purpose of loan:
This loan will be used to add a downstairs bathroom to our recently purchased home. I am a first time home buyer just starting up a family with my wife and son and plan to be settled in our home for years to come. We are converting a laundry room into a full bathroom while keeping the washer and dryer in the same room. We will be adding a 48" Sterling Advantage seated shower enclosure, a Mansfield Alto white round toilet, a pedestal sink and vanity. We will also be removing an outside access door from the side of the room and filling in the space and putting up siding where the door was and then removing the cement steps that lead to the stairs. After that we will be updating the electrical to make it compliant for the inspection of the room. We are using a fully insured and licensed contractor paying half up front and half at completion. Total cost of the project is $8000.00.

My financial situation:
I am a good candidate for this loan because... I have the 8000.00 first time buyer tax credit coming to us. I have filed our an amendment to our tax return and plan to pay for the bathroom with that, we are just trying to get the project started. I am a very dedicated bill payer. I send all payments through citizensbank bill payment so I have all my monthly debts accounted for.

Monthly net income: $ 4700.00 includes myself and my wifes.? 2000 for myself 2700 for my wife.

Monthly expenses: $
??Housing: $ 1407 includes PMI, Escrow, Homeowners insurance
??Insurance: $
??Car expenses: $ 567
??Utilities: $ 225
??Phone, cable, internet: $ 109
??Food, entertainment: $ 650
??Clothing, household expenses $ 225
??Credit cards and other loans: $ 575.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429434
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,180.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	18.01%	Starting borrower rate/APR:	19.01% / 21.23%	Starting monthly payment:	$483.19

Auction yield range:	4.27% - 18.01%	Estimated loss impact:	2.18%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jun-1991	Debt/Income ratio:	50%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	9y 6m
Amount delinquent:	$0	Revolving credit balance:	$32,354	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	49%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	tremendous-coin	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my Credit Cards
Purpose of loan:
I would like?to pay off three(3) credit cards that, even though I always pay on time as you will see by my credit score, have high interest rates.? I have two(2) Bank of America accounts in which I am being charged 19.98% and 27.24% as well as a Discover account in which I am being charged a ridiculous 29.99%.? Under their current minimum payment structure, it will take me years to even make a small dent in the principle balances.? My current montly minimum payment on these three accounts is $372.? Under the?Prosper plan, with a?slightly higher?monthly payment amount, I will be rid of this debt once and for all in 3 years or less.?

My financial situation:
I am a good candidate for this loan because I always pay my bills on time.? I have a secure job and?stable monthly income with occasional yearly bonuses.? My wife also works full-time as an E.R. Nurse with an annual income slightly higher than my own, which is not included in the stated ratios.?

I am at a point in my life where I have decided to do anything and everything to rid myself of all debt as quickly as possible so that I can better provide for my?family's future.?

Thank you for taking the time to read this, it is greatly appreciated!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429436
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	May-1995	Debt/Income ratio:	17%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	3y 5m
Amount delinquent:	$0	Revolving credit balance:	$2,328	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	8%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	11
Screen name:	wonderous-camaraderi9	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
installing marble/hardwood
Purpose of loan:
This loan will be used to install marble in my kitchen and bathroom and hardwood for my room and living room.

My financial situation:
I am a good candidate for this loan because i have good credit over 700 with no collections or late payments ever, i make over $100,000 anually and i? have my tax return's for 2007 and 2008
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429438
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$16,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$636.16

Auction yield range:	17.27% - 24.00%	Estimated loss impact:	35.88%
Lender servicing fee:	1.00%	Estimated return:	-11.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1997	Debt/Income ratio:	46%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	28	Length of status:	4y 5m
Amount delinquent:	$5,524	Revolving credit balance:	$0	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	boisebasca	Borrower's state:	Idaho	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	640-660 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	640-660 (Sep-2009) 660-680 (Mar-2008) 660-680 (Feb-2008)
Principal balance:	$2,288.51	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Consolidating Debt
Purpose of loan: I want to consolidate all of my outstanding debt including my present active Prosper loan into one monthly payment.? The delinquent marks on my rating are due to a mortgage modification being incomplete.? It has been arranged and will be brought up to date in 3 months. My credit card debt is being paid down and I would like to pay it in full as quickly as possible. CC debt is Approx. $5,000--$900.00@29.49%? $1,900.00 @ 29.49%.=$7800

Due to the economy, I would like to go to school and get a degree.? At my age (seventy something) I would like to study Medical Coding & Billing.? This loan could help me do that as well.? I presently work in bookkeeping.Thank you for your consideration.

My financial situation:I will make a timely payment from my checking account as requested on the Program. I have never missed a payment on my present loan.

Monthly net income: $ 3892

Monthly expenses: $ 3675
??Housing: $ 1700
??Insurance: $150
??Car expenses: $ 50
??Utilities: $ 300
??Phone, cable, internet: $ 25
??Food, entertainment: $ 300
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 1150
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429440
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$94.19

Auction yield range:	17.27% - 20.00%	Estimated loss impact:	19.13%
Lender servicing fee:	1.00%	Estimated return:	0.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1994	Debt/Income ratio:	22%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	26	Length of status:	8y 3m
Amount delinquent:	$383	Revolving credit balance:	$5,624	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	bradley09	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying of credit cards
Purpose of loan:
This loan will be used to pay off credit cards

My financial situation:
I am a good candidate for this loan because I am a hard worker and besides my current jobs I have just started to sell things on craigslist and ebay, the credit card companies are raising interest rates I am trying to get my high inteest loans consolidated to get debt free

Monthly net income: $5804 (including wifes income) 3280 mine 2560 wife

Monthly expenses: $
??Housing: $?1085??Insurance: $80.00?????????
??Car expenses: $ 340.????????
??Utilities: $?300
??Phone, cable, internet: $ 70.
??Food, entertainment: $ 450
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 200
??Other expenses: $ 400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429442
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 29.83%	Starting monthly payment:	$308.16

Auction yield range:	17.27% - 26.49%	Estimated loss impact:	36.04%
Lender servicing fee:	1.00%	Estimated return:	-9.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jul-1998	Debt/Income ratio:	42%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	10 / 11	Employment status:	Full-time employee
Now delinquent:	8	Total credit lines:	38	Length of status:	26y 5m
Amount delinquent:	$18,946	Revolving credit balance:	$46,435	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	36%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	29	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	copydude91	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 100% )	660-680 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	640-660 (Dec-2007)
Principal balance:	$1,953.10	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Business floor planning
Purpose of loan:
This loan will be used to purchase?equipment for our business.?

My financial situation:
I am a good candidate for this loan because I am fiscally responsible as my credit history shows.

Monthly net income: $ 6000

Monthly expenses: $
??Housing: $ 3400
??Insurance: $ 250
??Car expenses: $1000
??Utilities: $ 350
??Phone, cable, internet: $70
??Food, entertainment: $ 500
??Clothing, household expenses $250
??Credit cards and other loans: $ 400
??Other expenses: $

Repayment will be made over the next 18 months.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429450
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$549.84

Auction yield range:	17.27% - 18.00%	Estimated loss impact:	26.00%
Lender servicing fee:	1.00%	Estimated return:	-8.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Sep-1992	Debt/Income ratio:	65%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	7y 3m
Amount delinquent:	$0	Revolving credit balance:	$41,341	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	liberty-atmosphere	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay of Credit Cards and 2 loans
Purpose of loan:
This Loan will be used to pay off a small personal loan of $2500 which is $200 per month, a lowes card of $4500, which is $250 per month, a discover card of $1500, which is $50 per month, and to pay the?remaining $6500?on another loan.

My financial situation:
I am a good candidate for this loan because, I am current on all my obligations and I am?getting out of this situation with credit cards.? I have a full time job and just this year started a side business?as an electrician.? I will be able to make the payments.?

Monthly net income: $ 5500.00,???????????My job:? $3100
???????????????????????????????????????????????????????????Spouse:? $1800
???????????????????????????????????????????????????????????Business income: $600?

Monthly expenses: $
??Housing: $ 1235.00
??Insurance: $ 200.00
??Car expenses: $ 1000.00
??Utilities: $ 250.00
??Phone, cable, internet: $ 200.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 800.00
??Other expenses: $ 500.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429452
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$185.82

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Apr-1983	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	11 / 6	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	34	Length of status:	12y 8m
Amount delinquent:	$0	Revolving credit balance:	$3,648	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	97%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	fishhauler	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Truck needed repairs soon
Purpose of loan:
This loan will be used to? Replace clutch on pictured truck and do some needed engine work. I was going to trade the truck in or if I can get a loan repair the truck and keep it. It is to nice of a truck to trade off I really like the truck and the public really likes the picture on the side.I will use $500 to pay off a loan that is just about payed off that I make a payment of $500 per month and that money would be used to pay on this loan.

My financial situation:
I am a good candidate for this loan because? My business is making still a very good income even in the economy that we are in. I am in a nitch business I haul fresh fish and seafood in and around Oregon and Washington being in Seattle most of the time

Monthly net income: $ 12000 to 14000

Monthly expenses: $
??Housing: $ 1505
??Insurance: $ 650
??Car expenses: $ 835
??Utilities: $ 208
??Phone, cable, internet: $ 350
??Food, entertainment: $ 400
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 4500 mostly truck fuel bill
??Other expenses: $ 1600 truck payment
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429454
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$146.62

Auction yield range:	6.27% - 18.00%	Estimated loss impact:	5.32%
Lender servicing fee:	1.00%	Estimated return:	12.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-2000	Debt/Income ratio:	Not calculated
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	16y 6m
Amount delinquent:	$0	Revolving credit balance:	$6,273	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	60%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	ingenious-basis5	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Card Consolidation
Purpose of loan:
This loan will be used to held my son consolidate his credit cards. I want to help him better his situation

My financial situation:
I am a good candidate for this loan because i am a responsible payer and a hardworking individual. All my bills are always paid ahead of time and I have never had a problem paying any of them on time. I never miss(ed) a monthly payment. I want to help my son with his debt so he can be able to save more money.

Thank you for taking the time to read this and considering my situation.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429456
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$645.34

Auction yield range:	6.27% - 9.00%	Estimated loss impact:	5.14%
Lender servicing fee:	1.00%	Estimated return:	3.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-1997	Debt/Income ratio:	19%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	8y 3m
Amount delinquent:	$0	Revolving credit balance:	$32,640	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	55%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	smw2340	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
To consolidate my credit cards
Purpose of loan:
This loan will be used to pay down two credit cards with expiring promotional interest rates. I would like to reduce my aggregate borrowing rate as I am saving for my wedding and potentially purchasing our first home.

My financial situation: I am currently working full time as a financial analyst for a commercial real estate firm and earning a base salary of $80k/year with potential bonus opportunity of 15% for a total compensation of upwards of $92k. I am also involved in some part-time consulting work that has the opportunity to supplement my current income. Currently the work I have done has been in exchange for equity positions in various real estate developments throughout the United States ranging from Monterey, CA to Boston, MA.
I am a good candidate for this loan because I have a great credit report, pay my bills on-time, earn a strong salary, and will be able to pay down this loan easily on a monthly basis, with a good chance of paying it down early. Thank you very much for your consideration of this laon.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429468
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jul-1998	Debt/Income ratio:	37%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	11 / 8	Employment status:	Retired
Now delinquent:	0	Total credit lines:	21	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$22,633	Stated income:	$75,000-$99,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	97%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	loot-economist1	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
buying new furniture for restaurant
Purpose of loan:
This loan will be used to?buy new tables and chairs for pizzeria .
My financial situation:
I am a good candidate for this loan because?

My financial situation: I am a good candidate for this loan becauseI am a retired nyc fireman with a?restaurant business that?I share with my wife . i retired with a three quater?pension in 2006. My wife and I currently run a pizzeria restaurant . We are celebrating our 10 year anniversary this October 31 ST . Between my fire department pension plus our pizzeria bussiness we have been blessed financially . . ?We are fortunate that we are in a cash business that helps us to be flexible on what we do. Also even though the economy is tough right now, people still have to eat. Pizza can feed a family for under twenty dollars. Also every first of the month I get my pension from the fire dept.Monthly net income: $

Monthly expenses: $
??Housing: $?2800
??Insurance: $ 323????
??Car expenses: $ 850
??Utilities: $ 400
??Phone, cable, internet: $?350
??Food, entertainment: $ 600
??Clothing, household expenses $ 200
??Credit cards and other loans: $???2000??
??Other expenses: $ 1000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429476
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1956	Debt/Income ratio:	44%
Credit score:	600-620 (Oct-2009)	Current / open credit lines:	11 / 11	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	4y 2m
Amount delinquent:	$0	Revolving credit balance:	$9,246	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	10	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	blugeen	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	600-620 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	600-620 (Aug-2008)
Principal balance:	$1,877.14	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
2nd Prosper Loan :No Late Payments
Purpose of loan:
This loan will be used to ....?pay off payday loans and substantially reduce my credit card debt.
My financial situation:
I am a single active grandmother who loves cats.I?receive social security and work p.t.12-16 hrs.wk.I always have enough to pay my bills and live month to month,but I don;t have much cushion. I needed to take out 2 payday loans.I need to pay both of them back.I also want to pay down my credit card debt from about 95% to 20%.Doing that will reduce my monthly credit card payment,increase my credit score significantly, and leave me with enough cushion should the need arise.

My (recent) credit history:
Since receiving my 1st. Prosper Loan 14mos. ago Every Payment has been made on time and all other obligations have been paid on time for the past 4 years.

My (past) credit history:
Until 2003 I had always paid my bills on time and had excellent credit.But in 2003 after going through a messy divorce
I was forced to file bankrupty.Since that time I've been slowly trying to repair my credit.Even though I had several delinquent accounts around that time every creditor not included in bankrupcy was eventually paid.I'm sure any loan
I receive?here will be paid in full and on time without fail.

Monthly net income: $ 2400????? 1600 soc sec
????????????????????????????????????????????????? 800 part time work
Monthly expenses: $ 1800
??Housing: $ 590
??Insurance:?$85
??Car expenses: $ 225
??Utilities: $ 100
??Phone, cable, internet: $ 110
??Food, entertainment: $ 225
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 200
??1st Prosper loan : $ 115
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429506
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.52%	Starting borrower rate/APR:	11.52% / 11.87%	Starting monthly payment:	$197.91

Auction yield range:	3.27% - 10.52%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1973	Debt/Income ratio:	32%
Credit score:	840-860 (Oct-2009)	Current / open credit lines:	14 / 13	Employment status:	Retired
Now delinquent:	0	Total credit lines:	36	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$5,202	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	2%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	logical-commerce	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
remodel bathroom
Purpose of loan:remodel bathroom
My financial situation:
I am a good candidate for this loan because? I have never been late on a loan payment in over 35 years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429530
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$616.28

Auction yield range:	17.27% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Sep-2000	Debt/Income ratio:	48%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	26	Length of status:	6y 2m
Amount delinquent:	$6,723	Revolving credit balance:	$18,211	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	nino600	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	700-720 (Latest)
Principal borrowed:	$8,000.00	< mo. late:	0 ( 0% )	680-700 (Apr-2008)
Principal balance:	$4,386.66	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
paying for college
Purpose of loan:
This loan will be used to pay for my college and by new books that i need to continue attending.? I'm hoping to get my AA degree by the end of next year but I need the money to pay for the classes.
My financial situation:
I am a good candidate for this loan because?I?always pay my bills on time,?I am?a very responsible and relyable person.??I am a young homeowner who works very hard and go to school and?I'm in the process?of becoming a Correctional Officer.

Monthly net income: $ 2100

Monthly expenses: $?
??Housing: $?550
??Insurance: $ 100
??Car expenses: $ 120
??Utilities: $ 100
??Phone, cable, internet: $ 120
??Food, entertainment: $?150
??Clothing, household expenses $?100
??Credit cards and other loans: $?300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429536
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	21.97%	Starting borrower rate/APR:	22.97% / 25.25%	Starting monthly payment:	$116.08

Auction yield range:	8.27% - 21.97%	Estimated loss impact:	7.02%
Lender servicing fee:	1.00%	Estimated return:	14.95%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1998	Debt/Income ratio:	18%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	24 / 22	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	2y 9m
Amount delinquent:	$0	Revolving credit balance:	$54,237	Occupation:	Doctor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$100,000+
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	ozie	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	21 ( 100% )	640-660 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	640-660 (Nov-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
Upgrading medical practice
Purpose of loan:
I am a psychiatrist . I?am?working in hospital as a full time psychiatrist with 198,000 annual salary.During my residiency I established a lot of debt.I opened new medical practice last year.And this loan will be used for computerized medical record system.You can obtain full information from WWW.WMHS.COM where I am full time staff psychiatrist.I obtained credit from prosper before and I fully paid that off.Sincerely.

My financial situation:
(explain why you are a good candidate for paying back this loan)

Monthly net income: $ Bettween 8800 and 10600 depends on extra moonlighting at hospital..I can verify all income details..

Monthly expenses: $
??Housing: $2000
??Insurance: $ 150
??Car expenses: $ 360
??Utilities: $ 250
??Phone, cable, internet: $ 100
??Food, entertainment: $ 650
??Clothing, household expenses $450
??Credit cards and other loans: $1350
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429548
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.42%	Starting borrower rate/APR:	12.42% / 14.56%	Starting monthly payment:	$233.91

Auction yield range:	4.27% - 11.42%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1984	Debt/Income ratio:	10%
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	6 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$2,510	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	22%	Stated income:	$100,000+
Delinquencies in last 7y:	12	Homeownership:	No
Inquiries last 6m:	0
Screen name:	exciting-affluence	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying children bedroom furniture
Purpose of loan:
This loan will help me buy much needed bedroom furniture for my two daughters.? They both have outgrown their previous small beds and dressers.? Aside from a great need in terms of their comfort, this will be a great surprise.??

My financial situation:
I am a good candidate for this loan because I have?paid back (on time)?6 mortgage loans, and several car loans over the years, and?I take this loan?just as?seriously.?

I am a consultant in the leading healthcare market research company in the US. ?My base salary figure of $112,000 ($4,318.92 bi-weekly before tax) does not include quarterly bonuses.?My bonuses this year will amount to at least an additional $25,000 to $30,000.??I can comfortably support this loan payment given a fair amortization schedule and rate.

I thank you for your time and consideration, and look forward to doing business with you soon.

Kind regards,

Brad Guerreiro
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429554
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,700.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 29.81%	Starting monthly payment:	$110.91

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1991	Debt/Income ratio:	3%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	25	Length of status:	1y 7m
Amount delinquent:	$20,574	Revolving credit balance:	$102,091	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	16%	Stated income:	$100,000+
Delinquencies in last 7y:	39	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	cvbarker	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Almost there! Would love your help
Hi everyone,

I am making great progress.? I just finished paying off a settlement on my AMEX which eliminated $22K in credit card debt.? This will not be reflected on my credit report til Nov.?? I need $4000 to payoff my citibank card which will eliminate approx $17,000 in credit card debt.? Any help appreciated!? Help me get DEBT FREE!!!!!!!!!!!!!

Purpose of loan:
This loan will be used to pay off a credit card that I have in default.? I have negoiated settlement with credit card company and need to come up with this amount before end of?October?
My financial situation:
I am a good candidate for this loan because I have always had good credit but some unfortunate life circumstances put me in a difficult financial situation that I am getting out of with your help.??The amount of past due is a result of not being able to make minimum payments but I am now able to do that as my income has increased.? In addition I work in an industry that requires good credit (financial services) and thus need to clear this up.??Please consider bidding on my loan I will even be able to pay it back early.? Thank you.?

Monthly net income: $4100
Monthly expenses: $
??Housing: $0 (I am living with a family member currently
??Insurance: $ NA
??Car expenses: $ NA
??Utilities: $ 50
??Phone, cable, internet: $ 60
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 300
??Other expenses: $ na
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429566
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Aug-1979	Debt/Income ratio:	30%
Credit score:	600-620 (Oct-2009)	Current / open credit lines:	7 / 5	Employment status:	Full-time employee
Now delinquent:	7	Total credit lines:	43	Length of status:	37y 0m
Amount delinquent:	$15,628	Revolving credit balance:	$4,436	Occupation:	Postal Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	107%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	26	Homeownership:	No
Inquiries last 6m:	1
Screen name:	aryion6	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	34 ( 100% )	600-620 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	600-620 (Sep-2009) 620-640 (Jul-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	34
Description
getting current with expenditures
In the past year Ive gone through a bad patch. Had an accident that? resulted in dislocating my shoulder . As a result I have? lost time at work and have? been behind on my bills and expenses. I am currently working nowand?I need a loan to get caught up. Your help is greatly appreciated.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429572
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-2005	Debt/Income ratio:	32%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$2,120	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	7%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	breathtaking-openness	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Unique Business Opportunity
I am a Retail Manager at Home Depot. I am also helping to develop a pre-existing business in Vail, CO. This loan will be used to open our website and get moved into our new larger store front in Vail Village. We expect this expansion to improve foot traffic immensely, and the website will improve our market penetration. We have done over $225,000 in sales since January of 09' while opening our business without financing. Our monthly operating costs are just under $12,000 including payroll. There is no competition within our region, and the only company to offer a similar product is located in California. The CEO and buyer have 25 years of experience with this product.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429584
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$19,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$859.48

Auction yield range:	11.27% - 34.00%	Estimated loss impact:	10.87%
Lender servicing fee:	1.00%	Estimated return:	23.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1987	Debt/Income ratio:	23%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	14y 7m
Amount delinquent:	$0	Revolving credit balance:	$21,842	Occupation:	Fireman
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	61%	Stated income:	$100,000+
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	caring-treasure2	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off debt and pay for tuition.
Purpose of loan:
This loan will be used to pay off debt and pay my sons college tuition.

My financial situation:
I am a good candidate for this loan because I have excellent credit, excellent job stability(Firefighter for 15 years) and good income.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429608
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$596.40

Auction yield range:	14.27% - 24.00%	Estimated loss impact:	15.08%
Lender servicing fee:	1.00%	Estimated return:	8.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	May-1988	Debt/Income ratio:	31%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	1y 6m
Amount delinquent:	$0	Revolving credit balance:	$188,723	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	76%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	priceless-interest	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate High Interest Loans
Purpose of loan:? Help!?? This loan will be used to consolidate?four high interest loans into one lower loan payment, saving me over $400 per month in interest and? reducing the monthly?payment by almost $500.????

In over twenty years of credit history, I have?never made a late payment, to which my credit report can attest.?? I?am in a?cycle of only being?able to pay the minimum due on these loans, so would like to reduce the monthly minimum to free up cash every month.????

My financial situation:? I have always been consistently employed with significant increases in income every 1-2 years.? I have? a long history of?consistent, on-time payments with all creditors.??I have?a lot?of credit in use,?but I?have ALWAYS responsibly paid my bills.?? Please help a responsible debtor ease her way out of debt!

Monthly net income: $ 5850 (Salary) + $1200 (Boarder/Rental Income)

Monthly expenses: $???

Housing: $ 2000??
Insurance: $ 325??
Car expenses:
$ 150??Utilities:
$?400??Phone, cable, internet:
$ 200??Food, entertainment:
$ 600??Clothing, household expenses
$?150??Credit cards and other loans: $ 3000??
Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 429626
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$866.63

Auction yield range:	8.27% - 14.00%	Estimated loss impact:	7.31%
Lender servicing fee:	1.00%	Estimated return:	6.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	May-1992	Debt/Income ratio:	37%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	30y 5m
Amount delinquent:	$0	Revolving credit balance:	$284,896	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	impressive-exchange4	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off my high interest credit cards

My financial situation:
I am a good candidate for this loan because I am a?homeowner for the last 30 years and have stable job.
Information in the Description is not verified.